Exhibit 4.2







                            MIDLAND ENTERPRISES INC.

                                       TO

                            THE CHASE MANHATTAN BANK,
                                     TRUSTEE





                                  Indenture of
                          First Preferred Ship Mortgage





                               Dated as of , 1998

                                   $75,000,000

                 % First Preferred Ship Mortgage Bonds Due 2018

                            MIDLAND ENTERPRISES INC.

         Reconciliation and tie between Trust Indenture Act of 1939 and
                     Indenture, dated as of __________, 1998

Trust Indenture Act Section                                                                      Indenture Section

ss.310(a)(1)............................................................................     609
      (a)(2)............................................................................     609
      (a)(3)............................................................................     Not Applicable
      (a)(4)............................................................................     Not Applicable
      (b)...............................................................................     608, 610
ss.311(a)...............................................................................     613(a)
      (b)...............................................................................     613(b)
      (b)(2)............................................................................     703(a)(2, 702(a)
ss.312(a)...............................................................................     701, 702(a)
      (b)...............................................................................     702(b)
      (c)...............................................................................     702(c)
ss.313(a)...............................................................................     703(a)
      (b)...............................................................................     703(b)
      (c)...............................................................................     703(a), 703(b)
      (d)...............................................................................     703(c)
ss.314(a)...............................................................................     704
      (b)...............................................................................     1002
      (c)(1)............................................................................     102
      (c)(2)............................................................................     102
      (c)(3)............................................................................     Not Applicable
      (d)...............................................................................     103, 902, 1101, 1105
      (e)...............................................................................     102
ss.315(a)...............................................................................     601(a)
      (b)...............................................................................     602, 703(a)(7)
      (c)...............................................................................     601(b)
      (d)...............................................................................     601(c)
      (d)(1)............................................................................     601(a)(1)
      (d)(2)............................................................................     601(c)(2)
      (d)(3)............................................................................     601(c)(3)
      (e)...............................................................................     527
ss.316(a)...............................................................................     101
      (a)(1)(A).........................................................................     519
      (a)(1)(B).........................................................................     522
      (a)(2)............................................................................     Not Applicable
      (b)...............................................................................     520(B)
ss.317(a)(1)............................................................................     513
      (a)(2)............................................................................     513
      (b)...............................................................................     1303
ss.318(a)...............................................................................     108

-------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

ARTICLE I

         DEFINITIONS AND OTHER PROVISIONS
         OF GENERAL APPLICATION...........................................................................2
         Section 101.       Definitions...................................................................2
         Section 102.       Compliance Certificates and Opinions..........................................8
         Section 103.       General and Special Provisions Regarding Certificates and Opinions, Etc.......8
         Section 104.       Form of Documents Delivered to Trustee.......................................10
         Section 105.       Act of Holders...............................................................10
         Section 106.       Notices, Etc., to Trustee and Company........................................11
         Section 107.       Notice to Holders; Waiver....................................................11
         Section 108.       Conflict with Trust Indenture Act............................................11
         Section 109.       Effect of Headings and Table of Contents.....................................11
         Section 110.       Successors and Assigns.......................................................12
         Section 111.       Separability Clause..........................................................12
         Section 112.       Benefits of Indenture........................................................12
         Section 113.       Governing Law................................................................12

ARTICLE II

         BOND FORMS......................................................................................12
         Section 201.       Forms Generally..............................................................12
         Section 202.       Form of Face of Bond.........................................................13
         Section 203.       Form of Reverse of Bond......................................................14
         Section 204.       Form of Trustee's Certificate of Authentication..............................16

ARTICLE III

         THE BONDS.......................................................................................16
         Section 301.       Title and Terms..............................................................16
         Section 302.       Denominations................................................................16
         Section 303.       Execution, Delivery and Dating...............................................16
         Section 304.       Temporary Bonds..............................................................17
         Section 305.       Registration, Transfer and Exchange..........................................17
         Section 306.       Mutilated, Destroyed, Lost and Stolen Bonds..................................18
         Section 307.       Payment of Interest; Interest Rights Preserved...............................18
         Section 308.       Persons Deemed Owners........................................................19
         Section 309.       Cancellation.................................................................19

ARTICLE IV

         SATISFACTION AND DISCHARGE......................................................................20
         Section 401.       Discharge of Indebtedness by Certain Payments................................20
         Section 402.       Money Deposited with Trustee to Be Held in Trust.............................20

ARTICLE V

         REMEDIES........................................................................................20
         Section 501.       Default, Acceleration, Rescission of Acceleration............................20
         Section 502.       Powers of Trustee upon an Event of Default...................................22

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


         Section 503.       Right of Judicial Sale; Appointment of Receiver..............................24
         Section 504.       Sale as Entirety or in Parcels...............................................24
         Section 505.       Notice of Sale...............................................................24
         Section 506.       Adjournment of Sale..........................................................24
         Section 507.       Purchaser Not Liable for Application of Purchase Money.......................24
         Section 508.       Application of Bonds Toward Purchase Price, etc..............................25
         Section 509.       Conveyance of Property to Purchaser..........................................25
         Section 510.       Sale a Bar Against Company...................................................25
         Section 511.       Application of Proceeds of Sale..............................................25
         Section 512.       Acceleration of Maturity of Bonds upon Sale..................................26
         Section 513.       Covenants of Company to Pay Bonds with Interest if Any Is Due; Proof of Debt by Trustee; Recovery of Judgment by Trustee and Application of Proceeds......26
         Section 514.       Proceedings by Trustee to Protect Security...................................27
         Section 515.       Payment by Receiver or Holders of Amounts Payable by Company.................27
         Section 516.       Waiver of Stay or Extension Laws, etc........................................28
         Section 517.       Waiver of Service of Process and Consent to Entry of Judgment by Company.....28
         Section 518.       Surrender of Possession of Trust Estate to Trustee or Receiver...............28
         Section 519.       Rights of Holders to Control Proceedings by Trustee..........................29
         Section 520.       Limitation on Holders' Right to Sue..........................................29
         Section 521.       Waiver of Period of Grace by Company.........................................30
         Section 522.       Waiver of Certain Defaults by Holders........................................30
         Section 523.       Delay or Omission in Exercising Remedy Not Waiver of Default.................30
         Section 524.       Effect of Abandonment of Foreclosure or Other Proceedings....................30
         Section 525.       Remedies Cumulative..........................................................30
         Section 526.       Rights of Action Enforceable by Trustee Without Possession or
                            Production of Bonds .........................................................30
         Section 527.       Undertaking for Costs........................................................31
         Section 528.       Remedies in Article Five Subject to Applicable Laws..........................31

ARTICLE VI

         THE TRUSTEE.....................................................................................31
         Section 601.       Certain Duties and Responsibilities..........................................31
         Section 602.       Notice of Defaults and Other Specified Events................................32
         Section 603.       Certain Rights of Trustee....................................................32
         Section 604.       Not Responsible for Recitals or Issuance of Bonds............................33
         Section 605.       May Hold Bonds...............................................................33
         Section 606.       Money Held in Trust..........................................................34
         Section 607.       Compensation and Reimbursement...............................................34
         Section 608.       Disqualification; Conflicting Interests......................................34
         Section 609.       Corporate Trustee Required; Eligibility......................................35
         Section 610.       Resignation and Removal; Appointment of Successor............................35
         Section 611.       Acceptance of Appointment of Successor.......................................36
         Section 612.       Merger, Conversion, Consolidation or Succession to Business..................36
         Section 613.       Preferential Collection of Claims Against Company............................36

ARTICLE VII

         HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...............................................37
         Section 701.       Company to Furnish Trustee Names and Addresses of Holders....................37
         Section 702.       Preservation of Information; Communications to Holders.......................37
         Section 703.       Reports by Trustee...........................................................37
         Section 704.       Reports by Company...........................................................38

ARTICLE VIII

         CONSOLIDATION, MERGER AND SALE...................................................................38
         Section 801.        Company May Consolidate, etc., Only on Certain Terms.........................38

ARTICLE IX

         AUTHENTICATION AND DELIVERY OF BONDS............................................................39
         Section 901.       Authentication and Delivery of Bonds.........................................39
         Section 902.       Deposit of Certain Sums......................................................40

ARTICLE X

         SUNDRY PROVISIONS...............................................................................41
         Section 1001.      Possession and Use of Vessels................................................41
         Section 1002.      Opinions of Counsel as to Filing and Recording of Indenture and
                            Supplemental Indentures......................................................41
         Section 1003.      No Recourse Against Officers, Directors, etc.................................41
         Section 1004.      Amount of Obligations Secured................................................42
         Section 1005.      Detention of Vessels.........................................................42

ARTICLE XI

         RELEASE OF VESSELS; DISPOSITION OF DEPOSITED MONEYS.............................................42
         Section 1101.      Releases; Substitutions of Vessels; Instruments to Be Delivered to Trustee...42
         Section 1102.      Releases after Event of Default with Consent.................................44
         Section 1103.      Release at Request of a Receiver or Trustee..................................44
         Section 1104.      Deposited Moneys.............................................................44
         Section 1105.      Withdrawal of Deposited Moneys; Instruments to Be Delivered to Trustee.......44
         Section 1106.      Investment of Deposited Moneys and Other Funds by Trustee....................46
         Section 1107.      Deposit of Deposited Moneys for Account of Trustee...........................47
         Section 1108.      Application of Deposited Moneys on Default...................................47
         Section 1109.      Original Release Price, Release Percentage and Release Price.................47

ARTICLE XII

         SUPPLEMENTAL INDENTURES.........................................................................48
         Section 1201.      Supplemental Indentures Without Consent of Holders...........................48
         Section 1202.      Supplemental Indentures with Consent of Holders..............................49
         Section 1203.      Execution of Supplemental Indentures.........................................49
         Section 1204.      Effect of Supplemental Indentures............................................49
         Section 1205.      Conformity with Trust Indenture Act..........................................49
         Section 1206.      Reference in Bonds to Supplemental Indentures................................50

ARTICLE XIII

         COVENANTS.......................................................................................50
         Section 1301.      Payment of Principal, Premium and Interest...................................50
         Section 1302.      Maintenance of Office of Agency..............................................50
         Section 1303.      Money for Bond Payments to Be Held in Trust..................................50
         Section 1304.      Statement as to Compliance...................................................51

         Section 1305.      Corporate Existence..........................................................51
         Section 1306.      Intentionally Omitted........................................................52
         Section 1307.      Sundry Covenants.............................................................52
         Section 1308.      Maintenance of Lien as First Preferred Mortgage under Chapter 313............52
         Section 1309.      Inspection of Vessels........................................................52
         Section 1310.      Prohibition Against Liens on Vessels, etc....................................53
         Section 1311.      Liens or Encumbrances on Vessels Not Permitted; Discharge Thereof............53
         Section 1312.      Prohibitions Against Liens or Encumbrances by Company and Barge
                            Line Subsidiaries on their Properties; Exceptions............................53
         Section 1313.      Notice to Trustee of and Release of Vessels from Libels or Liens Against
                            Vessels, etc.................................................................55
         Section 1314.      Insurance....................................................................55
         Section 1315.      Lien Attaches to Claim for Compensation or Award in Event of Requisition.....57
         Section 1316.      Payment of Taxes, Assessments, etc...........................................57
         Section 1317.      Intentionally Omitted .......................................................58
         Section 1318.      Intentionally Omitted........................................................58
         Section 1319.      Limitations on Disposition of Capital Stock of Barge Line Subsidiaries;
                            Limitation on Indebtedness of Barge Line Subsidiaries, etc. .................58
         Section 1320.      Performance of Charter Agreements; Termination and Amendment Thereof.........58
         Section 1321.      Charter Hire Received by Company Payable over to Trustee; Charter
                            Subordinate to Indenture.....................................................59
         Section 1322.      Prohibition Against Permitting Set-offs on Behalf of Charterer to Arise......59
         Section 1323.      Waiver of Certain Covenants..................................................59
ARTICLE XIV

         REDEMPTION OF BONDS.............................................................................59
         Section 1401.      Right of Redemption..........................................................59
         Section 1402.      Applicability of Article.....................................................59
         Section 1403.      Election to Redeem; Notice to Trustee........................................60
         Section 1404.      Selection by Trustee of Bonds to Be Redeemed.................................60
         Section 1405.      Notice of Redemption.........................................................60
         Section 1406.      Deposit of Redemption Price..................................................61
         Section 1407.      Bonds Payable on Redemption Date.............................................61
         Section 1408.      Bonds Redeemed in Part.......................................................61

ARTICLE XV

         SINKING FUND....................................................................................61
         Section 1501.      Sinking Fund Payments........................................................61
         Section 1502.      Satisfaction of Sinking Fund Payments with Bonds.............................61
         Section 1503.      Redemption of Bonds for Sinking Fund.........................................62

         INDENTURE OF FIRST PREFERRED SHIP MORTGAGE (hereinafter called the "Indenture") dated as of , 1998 and made by MIDLAND ENTERPRISES INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 300 Pike Street, Cincinnati, Ohio 45202 (hereinafter called the "Company"), party of the first part, and THE CHASE MANHATTAN BANK, a banking corporation organized and existing under the laws of the State of New York and having its corporate trust offices at 450 West 33rd Street, 15th Floor, New York, New York 10001 (hereinafter called the "Trustee"), party of the second part.

         WHEREAS, the Company is authorized by law, and deems it necessary, to borrow money for its proper corporate purposes, and to mortgage and pledge its property hereinafter described to secure the payment thereof; and to that end, in the exercise of said authority, the Company has duly authorized and directed the creation of an issue of its bonds, to an amount limited only by law and the terms of this Indenture, to be known generally as its
  % First Preferred Ship Mortgage Bonds Due 2018 and, in order to secure the payment of the principal of and interest and premium, if any, on said bonds (hereinafter called the "Bonds"), to provide for the authentication and delivery thereof by the Trustee and to establish and declare the terms and conditions upon which the Bonds are to be issued and secured, the Company has heretofore duly authorized and directed the execution and delivery of this Indenture; and

         WHEREAS, the Company is the sole and lawful owner of the whole and every part of each of the vessels described in Schedule A annexed hereto and made a part hereof; and

         WHEREAS, all acts and proceedings required by law and by the Certificate of Incorporation and by-laws of the Company necessary to secure the payment of the principal of and interest and premium, if any, on the Bonds and to make the Bonds to be issued hereunder, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company and to constitute this Indenture a valid and binding lien for the security of all the Bonds, in accordance with its and their terms, have been done and taken; and the execution and delivery of this Indenture have been in all respects duly authorized;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in order to secure the payment of the principal of, premium, if any, and interest on all Bonds at any time issued and outstanding under this Indenture according to their tenor, purport and effect, and to secure the performance and observance of all the covenants and conditions therein and herein contained, and to declare the terms and conditions upon and subject to which the Bonds are and are to be issued and secured, and for and in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Bonds by the holders thereof, and of the sum of Ten Dollars ($10) duly paid to the Company by the Trustee, at or before the ensealing and delivery hereof, and for other valuable considerations, the receipt whereof is hereby acknowledged, the Company has granted, bargained, sold, assigned, transferred, mortgaged and conveyed, and by these presents does grant, bargain, sell, assign, transfer, mortgage and convey, unto The Chase Manhattan Bank, Trustee, its successors in the trust and its and their successors and assigns, the whole and every part of each of the vessels described in Schedule A hereto annexed and made a part hereof and also the whole and every part of all other vessels which pursuant to the terms hereof shall by supplemental indenture be subjected to the lien of this Indenture for the security of the Bonds; together with all machinery, tools, tackle, apparel, fittings and equipment, and all other appurtenances, improvements, additions and replacements to said vessels or any of them, respectively, appertaining and belonging, whether now owned or hereafter acquired, whether on board or not, and all hire, freights, earnings, revenues, profits and income therefrom all of which shall be deemed to be included in any reference herein made to said vessels.

         TO HAVE AND TO HOLD all of the property and all and singular the properties, estates, rights, franchises, privileges and appurtenances hereby granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed, or intended so to be, unto the Trustee and its successors in trust and to its and their assigns, forever; provided, however, that these presents are upon the express condition that, if the Company shall pay and discharge or provide for the payment and discharge of the entire indebtedness evidenced by the Bonds in accordance with the terms thereof and of this Indenture, and all other sums that may be secured by this Indenture are paid in accordance with the terms hereof, then this Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to remain in full force and effect.

         BUT IN TRUST, NEVERTHELESS, for the equal and proportionate use, benefit, security and protection of those who from time to time shall hold the Bonds authenticated and delivered hereunder and duly issued by the Company, without any discrimination, preference or priority of any one Bond over any other by reason of priority in the time of issue, sale or negotiation thereof or otherwise, so that each and all of said Bonds shall have the same right, lien and privilege under this Indenture and shall be equally and proportionately secured hereby with the same effect as if all of the Bonds had been issued, sold and negotiated simultaneously on the date of the delivery hereof.

         It is hereby covenanted, declared and agreed by and between the parties hereto that all Bonds are to be authenticated, delivered and issued and that all property subject or to become subject hereto is to be held subject to the further covenants, conditions, uses and trusts herein set forth, and the Company for itself and its successors or assigns does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said Bonds, or any of them, as follows:


                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 101.               Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meaning assigned to them, from time to time, in accordance with generally accepted accounting principles; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act" when used with respect to any Holder has the meaning specified in
Section 105.

         "Adjusted Treasury Rate" means, with respect to any date of redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such date of redemption, plus ___%.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Application" by the Company for action by the Trustee hereunder means an application which shall consist of, and shall not be deemed complete until the Trustee shall have been furnished with, such resolutions, certificates, opinions, cash, Bonds and other instruments as are required to establish the right of the Company to such action and the date of such application shall be deemed to be the date upon which all such instruments shall have been furnished.

         "Appraiser" shall mean a Person engaged in the business of appraising property or otherwise competent to determine the value of the particular property in question, and who may be, unless otherwise specified, in the employ of the Company or a Subsidiary.

         "Appraiser's Certificate" shall mean a certificate signed by an Appraiser.

         "Assignment" shall mean the assignment of charter hire payable under the Charter delivered to the Trustee as further security for the Bonds.

         "Barge Line Subsidiary" shall mean any Subsidiary of the Company which is engaged, either entirely or substantially, in the conduct of a barge line business.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Bond Register" and "Bond Registrar" have the respective meanings specified in Section 305.

         "Bonds" shall have the meaning specified in the Preamble.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday on which the banking institutions in the City of New York are not authorized to close.

         "Chapter 313" shall mean Chapter 313 of Title 46 of the United States Code, as amended and in effect on the date hereof.

         "Charter" shall mean the Charter Agreement dated as of the date of this Indenture, by and between the Company and the Charterer, as the same may be supplemented or amended from time to time. "Charterer" shall mean Orgulf Transport Co., a Delaware corporation, and its successors and assigns under the Charter.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Stock", as applied to the capital stock of any corporation, shall mean any capital stock of such corporation other than Preferred Stock.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, Vice Chairman of the Board, President or any Vice President, and by its Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the Remaining Average Life of the Bonds to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Average Life of such Bonds.

         "Comparable Treasury Price" means, with respect to any date of redemption, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such date of redemption, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

         "Corporate Trust Office" means the principal office of the Trustee in the City of New York, at which at any particular time its corporate trust business shall be administered. The Corporate Trust Office at the date of the original execution of this Indenture is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

         "default" means the occurrence and continuance of an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Deposited Moneys" shall have the meaning specified in Section 1104.

         "Engineer" means a Person engaged in engineering work or business relating to the construction or operation of vessels, and who may be, unless otherwise specified, in the employ of the Company or a Subsidiary.

         "Engineer's Certificate" means a certificate signed by an Engineer.

         "Event of Default" has the meaning specified in Article Five.

         "Existing Leases" shall mean all leases, charters and subcharters in existence on the date of this Agreement which may be capitalized in accordance with generally accepted accounting principles.

         "Existing Mortgage" shall mean the Indenture of First Preferred Ship Mortgage dated as of April 2, 1990, as supplemented and amended, made by the Company to The First National Bank of Boston, as Trustee as from time to time further supplemented and amended.

         "Fair Value" when used in Section 1312(c) with respect to any vessels or other property of the Company or of any Barge Line Subsidiary shall mean the fair value thereof to such company as determined in good faith by the Board of Directors and supported by an Appraiser, who shall set forth the basis of such appraisal in an Appraiser's Certificate in form satisfactory to the Trustee.

         "Funded Debt" means, at any date, any indebtedness for borrowed money, whether incurred, assumed or guaranteed, maturing by its terms more than one year from the date of creation thereof or which is extendible or renewable at the option of the obligor in such manner that it may become payable more than one year from the date of creation thereof and, any liability or obligation of a lessee required to be capitalized in accordance with generally accepted accounting principles; provided, however, that Funded Debt shall not include (a) any indebtedness maturing by its terms within one year from the time of any computation of the amount of outstanding Funded Debt unless such indebtedness shall be so extendible or renewable in such manner that it may become payable more than one year from such time, (b) any contingent liabilities or obligations arising out of the sale, discount or guarantee of notes, chattel mortgages, leases, accounts receivable, trade acceptances or other paper, or contingent repurchase obligations, arising out of transactions in the ordinary course of business, (c) any indebtedness for the payment or redemption of which money in the necessary amount shall have been deposited in trust either at or before the maturity or redemption date thereof, or (d) any liability or obligation of a lessee, not required to be capitalized in accordance with generally accepted accounting principles, in respect of the lease of property to be used in the ordinary course of business but not involving the issuance by such lessee of any of its direct obligations for borrowed money or the direct guarantee of payment by the lessee of any obligation of a third person for borrowed money.

         "Holder" means a Person in whose name a Bond is registered in the Bond Register.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "independent" means, when applied to any Person, a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any Affiliate of the Company and (3) is not connected with the Company or any Affiliate of the Company as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions, whether or not such Person is regularly retained by the Company or any Affiliate of the Company. Whenever it is herein provided that any independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be acceptable to the Holders of a majority in principal amount of the Bonds at the time outstanding or to the Trustee and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

         "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company.

         "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Bonds.

         "Investment Securities" shall mean (a) obligations of the United States of America or agencies thereof and obligations backed by the full faith and credit of the United States of America, (b) commercial paper rated P- 1 by NCO/Moody's Commercial Paper Division of Moody's Investors Service, Inc. or having the highest rating for investment issued by any other nationally recognized organization regularly engaged in rating the investment quality of such obligations, (c) certificates of deposit or time deposits or other interest bearing deposits in banks or trust companies, including the Trustee, or (d) securities of an investment fund, trust, mutual fund, or other investment entity the assets of which are primarily invested in securities of the types referred to in subparagraphs (a), (b), or (c) of this paragraph.

         "Issue Date" means the date on which the Bonds are originally issued.

         "Maturity" when used with respect to any Bond means the date on which the principal of such Bond becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of legal counsel, who may be legal counsel for the Company.

         "Original Release Price" has the meaning specified in Section 1109.

         "outstanding" when used with respect to Bonds means, as of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture, except:

                           (i) Bonds theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                           (ii) Bonds for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Bonds, provided that, if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made; and

                           (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Bonds outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Company or any other obligor upon the Bonds or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company or any other obligor upon the Bonds or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Bond on behalf of the Company.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means a city or political subdivision thereof designated as such in Article Three.

         "Predecessor Bond" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purposes of this definition, any Bond authenticated and delivered under Section 306 in lieu of a mutilated, lost, destroyed, or stolen Bond shall be deemed to evidence the same debt as the mutilated, lost, destroyed, or stolen Bond.

         "Preferred Stock" as applied to the capital stock of any corporation, means capital stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such corporation, over shares of capital stock of any other class of such corporation.

         "Redemption Date" when used with respect to any Bond to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" when used with respect to any Bond to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Treasury Dealer" means, for the Bonds, Donaldson, Lufkin & Jenrette Securities Corporation, and its successors; provided, however, that if the foregoing shall not be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to the Reference Treasury Dealer and any date of redemption, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such date of redemption.

         "Regular Record Date" for the interest payable on any Interest Payment Date March 10 or September 10 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Release Percentage" has the meaning specified in Section 1109.

         "Release Price" has the meaning specified in Section 1109.

         "Remaining Average Life" means, with respect to any Bond, the principal of which is to be redeemed (the "Called Principal"), the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment (as defined below) with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the date on which such Called Principal is to be redeemed (the "Settlement Date") and the scheduled due date of such Remaining Scheduled Payments. For purposes of this definition, the term "Remaining Scheduled Payments" means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

         "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee assigned to administer this Indenture.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity" when used with respect to any Bond or any instalment of interest thereon means the date specified in such Bond as the fixed date on which the principal of such Bond or such instalment of interest is due and payable.

         "Subsidiary" means any corporation a majority of the Voting Shares of which is at the time owned directly or indirectly by the Company or by the Company and one or more of its Subsidiaries and which has total assets in excess of $25,000.

         "trust estate" means all of the property, rights, privileges, or franchises (except property held by the Trustee for the payment or redemption of particular Bonds) which at the time in question is subject or intended to be subject to the lien of this Indenture whether such lien be created by the Granting Clause hereof or by subsequent conveyance or delivery to or pledge with the Trustee hereunder or otherwise.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force as of the date hereof.

         "Vessel" shall mean any vessel which shall be subjected to the lien of this Indenture either by this instrument as originally executed or by any supplemental indenture hereto, in each case so long as such vessel remains subject to the lien of this Indenture.

         "vessel" shall mean any vessel which is eligible to be mortgaged under Chapter 313, as from time to time in effect.

         "Voting Shares" means outstanding shares of capital stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or other default.

Section 102.               Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. General and Special Provisions Regarding Certificates and Opinions, Etc.

         Any certificate or opinion of an Engineer, Appraiser or other expert required to be delivered to the Trustee under any provision of this Indenture may be signed by an Engineer, Appraiser or other expert who is an officer or employee of the Company or a Subsidiary, except that certificates or opinions to be furnished the Trustee in the following cases shall be signed by an independent Engineer, Appraiser or other expert:

                           (1) A certificate or opinion of an Engineer, Appraiser or other expert as to the fair value of any property or securities to be released from the lien of the Indenture, if the fair value of such property or securities and of all the other property or securities released since the commencement of the then current calendar year, as set forth in the certificates or opinions required by Article Eleven, is ten percent (10%) or more of the aggregate principal amount of the Bonds at the time outstanding; but such a certificate or opinion of an independent Engineer, Appraiser or other expert shall not be required in the case of any release of property or securities if the fair value thereof as set forth in the certificate or opinion required by Article Eleven is less than $25,000 or less than one per cent (1%) of the aggregate principal amount of the Bonds at the time outstanding.

                           (2) A certificate or opinion of an Engineer, Appraiser or other expert as to the fair value to the Company of any property the subjection of which to the lien of this Indenture is to be made the basis for the authentication and delivery of Bonds, the withdrawal of cash constituting a part of the trust estate or the release of property or securities subject to the lien of this Indenture, if

                                    (a) within six months prior to the date of
                           acquisition thereof by the Company, such property has been used or operated, by a Person or Persons other than the Company, in a business similar to that in which it has been or is to be used or operated by the Company, and

                                    (b) the fair value to the Company of such
                           property as set forth in such certificate or opinion is $25,000 or more and is one percent (1%) or more of the aggregate principal amount of the Bonds at the time outstanding.

         In the case of the authentication and delivery of Bonds, such certificate shall also cover the fair value to the Company of any property so used or operated which has been so subjected to the lien of this Indenture since the commencement of the then current calendar year, and as to which a certificate or opinion of an independent Engineer, Appraiser or other expert has not previously been furnished.

                           (3) A certificate or opinion of an Engineer, Appraiser or other expert as to the fair value to the Company of any securities (other than Bonds and securities secured by a lien prior to the lien of this Indenture upon property subject to the lien of this Indenture), the deposit of which with the Trustee is to be made the basis for the authentication and delivery of Bonds, the withdrawal of cash constituting a part of the trust estate, or the release of property or securities subject to the lien of this Indenture, if the fair value to the Company of such securities and of all other such securities made the basis of any such authentication and delivery, withdrawal, or release since the commencement of the then current calendar year, as set forth in the certificates or opinions required by the provisions of this Indenture, is ten percent (10%) or more of the aggregate principal amount of Bonds at the time outstanding and, in the case of the authentication and delivery of Bonds, such certificate or opinion shall also cover the fair value to the Company of all other such securities so deposited since the commencement of the then current calendar year and as to which a certificate or opinion of an independent Engineer, Appraiser or other expert has not previously been furnished; but such a certificate or opinion of an independent Engineer, Appraiser or other expert shall not be required with respect to any securities so deposited, if the fair value thereof to the Company as set forth in the certificate or opinion required by the provisions of this Indenture is less than $25,000 or less than one percent (1%) of the aggregate principal amount of the Bonds at the time outstanding.

Section 104.               Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon the written advice or opinion of legal counsel, unless such officer knows, or in the exercise of reasonable care should know, that the written advice or opinion with respect to matters upon which his written advice or opinion is based are erroneous. Any such written advice or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Any Opinion of Counsel required by Section 901, 1002 or 1105 may state that the conclusions set forth therein are subject to qualification with respect to the effect of certain laws and judicial decisions upon the remedies provided in this Indenture which, in the opinion of such Counsel, will not materially interfere with the practical realization of the benefits of the security provided hereby and to the further qualification that the rights and remedies of the Trustee and the Holders are also subject to any applicable bankruptcy, insolvency, reorganization or other laws or judicial decisions relating to or affecting the enforcement of creditors' rights and that the availability of the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

Section 105.               Act of Holders.

                           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced whereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

                           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership or an official of a public or governmental body, on behalf of such corporation, association, partnership, or public or governmental body or by a fiduciary, such certificate or affidavit shall also constitute sufficient proof of his authority.

                           (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine

                           (d) The ownership of Bonds shall be proved by the Bond Register.

                           (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Bond Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Bond.

Section 106.               Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                           (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by registered or certified mail to or with the Trustee at its Corporate Trust Office and shall not be effective until actual receipt by a Responsible Officer, or

                           (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, by registered or certified mail, postage prepaid, to the Company addressed to it at 300 Pike Street Cincinnati, Ohio 45202, Attention of the Secretary, with a copy to 9 Riverside Road, Weston, Massachusetts 02193, Attention of the Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Section 107.               Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 108.               Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 109.               Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110.               Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 111.               Separability Clause.

         No provision of this Indenture, of the Assignment or of the Bonds is intended or shall be construed to be a waiver of the preferred status of this Indenture under Chapter 313, or in derogation of any of the benefits, privileges, rights or remedies provided for by said Act. If any provision of this Indenture or of any of the foregoing instruments should be held by a court of competent jurisdiction to be inconsistent, at variance, or in conflict with the provisions of this Section, then such provision shall be deemed to be of no force or effect, and the provisions of this Section shall prevail over and supersede such provision.

Section 112.               Benefits of Indenture.

         Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto, and their successors and assigns hereunder and the Holders of Bonds, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113.               Governing Law.

         This Indenture and the Bonds shall be governed by and construed in accordance with the laws of the United States, to the extent applicable, and otherwise in accordance with the law of the State of New York.

                                   ARTICLE II

                                   BOND FORMS

Section 201.               Forms Generally.

         The Bonds and the Trustee's certificate of authentication thereon shall be substantially in the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds.

         The definitive Bonds shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Bonds may be listed, all as determined by the officers executing such Bonds, as evidenced by their execution of such Bonds.

Section 202.               Form of Face of Bond.

                            MIDLAND ENTERPRISES INC.

                  % FIRST PREFERRED SHIP MORTGAGE BOND DUE 2018

$ . . . .                                                            No. . . . .

         MIDLAND ENTERPRISES INC., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to___________, or registered assigns, the principal sum of ___________ Dollars on September 25, 2018, and to pay interest thereon from 1998, or if this Bond is dated after the most recent Interest Payment Date to which interest has been paid or duly provided for, from the most recent such Interest Payment Date, or if this Bond be dated between a Record Date specified below and the Interest Payment Date in respect thereof and the interest due on said Interest Payment Date is paid, from such Interest Payment Date, semi-annually on March 25 and September 25 in each year, commencing March 25, 1999, at the rate of % per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest, which shall be March 10 or September 10 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Bonds not less than 15 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of (and premium, if any) and interest on, this Bond will be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Bond Register.

         Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Bond to be signed by its President or one of its Vice Presidents by a facsimile of his signature and has caused a facsimile of its corporate seal to be imprinted hereon and to be attested by its Secretary or one of its Assistant Secretaries by a facsimile of his signature.

Dated  ___________________________

                                               MIDLAND ENTERPRISES INC.

[SEAL]

                                               By_______________________________
                                                             President

Attest:

------------------------------
         Secretary


Section 203.               Form of Reverse of Bond.

         This Bond is one of a duly authorized issue of Bonds of the Company designated as its % First Preferred Ship Mortgage Bonds Due 2018 (herein called the "Bonds"), limited in aggregate principal amount to $75,000,000, issued under and secured by an indenture dated as of , 1998 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Bonds, for a description of the property securing the Bonds and the nature and extent of the security provided thereby and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time in whole or in part, on a pro rata basis, at the election of the Company, at a Redemption Price equal to the greater of
(1) 100% of the principal amount of such Bonds or (2) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate; together with accrued and unpaid interest to the Redemption Date (but interest installments whose Stated Maturity is on the Redemption Date will be payable to the Holders of such Bonds, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Date referred to on the face hereof), all as provided in the Indenture; provided, however, that the Company may not designate as a Redemption Date any date between a Record Date and the Interest Payment Date with respect thereto.

         The Sinking Fund provides for the redemption on September 25 in each year beginning with the year 2003 and continuing to and including 2018 of $4,687,500 principal amount of Bonds ("Sinking Fund"), on notice as set forth above, at the principal amount thereof, together, in each case, with interest accrued thereon to the date fixed for redemption. Bonds acquired or redeemed by the Company otherwise than through the Sinking Fund may be credited against subsequent Sinking Fund requirements.

         In the event of redemption of this Bond in part only, a new Bond or Bonds for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default, as defined in the Indenture, shall occur, and be continuing, the principal of all the Bonds may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at anytime by the Company with the consent of the Holders of a majority in aggregate principal amount of the Bonds at the time outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time out standing, as defined in the Indenture, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the lndenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

         No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Bond at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is transferable on the Bond Register of the Company, upon surrender of this Bond for registration of transfer at the principal office or agency of the Trustee in the Borough of Manhattan, City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Bonds are issuable only as registered Bonds without coupons in a minimum denomination of $1,000 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Bonds are exchangeable for a like aggregate principal amount of Bonds of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to reimburse it for any stamp tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company may treat the Person in whose name this Bond is registered as the owner hereof for all purposes whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse for the payment of the principal of (or premium, if any) or the interest on this Bond, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise, all such personal liability of every such incorporator, stockholder, officer or director, as such, being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every Holder or owner hereof, as more fully provided in the Indenture.

Section 204.               Form of Trustee's Certificate of Authentication.

         This is one of the Bonds referred to in the within-mentioned Indenture.

                                                   The Chase Manhattan Bank,
                                                            as Trustee


                                                   By___________________________
                                                            Authorized Officer



                                   ARTICLE III

                                    THE BONDS

Section 301.               Title and Terms.

         The aggregate principal amount of Bonds which may be authenticated and delivered under this Indenture is limited to $75,000,000, except for Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Bonds pursuant to Sections 304, 305, 306, and 1206.

         The Bonds shall be known and designated as in the title of the form of Bond hereinbefore set forth. Their Stated Maturity shall be September 25, 2018. The Bonds shall bear interest at the rate of percent ( . %) per annum, payable on March 25 and September 25 in each year, from the date specified in the form hereinbefore recited until the principal thereof is paid or duly provided for.

         The principal of and the interest on the Bonds shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York (the "Place of Payment"), provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Bond Register.

Section 302.               Denominations.

         The Bonds shall be issuable only in registered form without coupons in a minimum denomination of $1,000 and in any integral multiples thereof approved by the Company.

Section 303.               Execution, Delivery and Dating.

         The Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Bonds may be manual or facsimile.

         Bonds bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

         Each Bond shall be dated the date of its authentication.

         No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of an authorized signatory, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

Section 304.               Temporary Bonds.

         Pending the preparation of definitive Bonds, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Bonds in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

         If temporary Bonds are issued, the Company will cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable for definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Bonds of authorized denominations. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as definitive Bonds.

Section 305.               Registration, Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Bonds and of transfers of Bonds. The Trustee is hereby appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided.

         Upon surrender for registration of transfer of any Bond at the Corporate Trust Office of the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Bonds may be exchanged for other Bonds of any authorized denominations, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Holder making the exchange is entitled to receive.

         All Bonds surrendered upon any exchange or for registration of transfer provided for in this Indenture shall be promptly cancelled by the Trustee and thereafter disposed of in accordance with the Trustee's customary procedures.

         All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

         Every Bond presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Bond Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Bond Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Bonds, but the Company may require payment of a sum sufficient to reimburse it for any stamp tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds, other than exchanges pursuant to Section 304 or 1206 not involving any transfer.

Section 306.               Mutilated, Destroyed, Lost and Stolen Bonds.

         If (i) any mutilated Bond is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Bond has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Bond has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Bond, pay such Bond.

         Upon the issuance of any new Bond under this Section, the Company may require the payment of a sum sufficient to reimburse it for any stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Bond issued pursuant to this Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

Section 307.               Payment of Interest; Interest Rights Preserved.

         Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date, which shall be the fifteenth day (whether or not a Business Day) of the calendar month next preceding the Interest Payment Date.

         Any interest on any Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                           (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Bonds (or their respective Predecessor Bonds) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall notify the Trustee in writing in the amount of Defaulted Interest proposed to be paid on each Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder at his address as it appears in the Bond Register not less than 10 days prior to such Special Record Date. The Trustee may, in the name and at the expense of the Company, cause a similar notice to be published at least once in newspapers customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Bonds (or their respective Predecessor Bonds) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                           (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of one or more Predecessor Bonds shall carry all the rights to interest accrued and unpaid and to accrue, which were carried by the whole or such part, as the case may be, of such one or more Predecessor Bonds.

Section 308.               Persons Deemed Owners.

         Prior to due presentment of a Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Bond is registered as the owner of such Bond for the purpose of receiving payment of principal of, and premium, if any, and interest on, such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.               Cancellation.

         All Bonds surrendered for payment or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Bonds and Bonds surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Trustee. The Company may at any time by an Application request the Trustee to cancel any Bonds acquired with Deposited Moneys pursuant to Section 1106. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Bonds held by the Trustee shall be disposed of as directed by a Company Order. The Trustee shall dispose of all cancelled Bonds in accordance with its customary procedures.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 401.               Discharge of Indebtedness by Certain Payments.

         If the Company shall pay and discharge or provide for the payment and discharge of the entire indebtedness evidenced by the Bonds outstanding hereunder in any one or more of the following ways, to wit:

                                    (a) by well and truly paying or causing to
                           be paid the principal of and interest and premium, if any, payable on the Bonds outstanding under this Indenture as and when the same shall have become due and payable by their terms or by call for redemption as herein provided or providing for such payment by depositing in trust for such purpose with the Trustee the entire amount so to become due and payable; or

                                    (b) by depositing with the Trustee in trust
                           for that purpose, at or before maturity, the entire amount due and to become due on Bonds outstanding under this Indenture for principal and interest (other than interest for the payment of which cash has theretofore been deposited in trust with the Trustee) to maturity; or

                                    (c) by delivering to the Trustee for
                           cancellation all the Bonds outstanding under this Indenture;

and if the Company shall also pay or cause to be paid all other sums payable by the Company hereunder, the Trustee on demand of the Company and at the cost and expense of the Company shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

         In the event of any satisfaction and discharge by the Trustee pursuant to the provisions of this Article, the right, title and interest of the Trustee and the Holders of the Bonds in and to any cash or other property held under this Indenture (other than cash or other property deposited with or paid to the Trustee under this Section 401) and the estate and rights in and to the trust estate shall cease and determine and the Trustee shall in such case transfer, deliver, pay over and release the same to or upon the written order of the Company.

Section 402.               Money Deposited with Trustee to Be Held in Trust.

         All moneys deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent, to the Holders of the Bonds of all sums due thereon.

                                    ARTICLE V

                                    REMEDIES

Section 501.               Default, Acceleration, Rescission of Acceleration.

         The following events are hereby defined for all purposes of this Indenture as "Events of Default", namely:

                                    (a) failure to pay the principal of, or
                           premium (if any) on, any Bond when and as the same shall become due and payable, whether at maturity as therein expressed, upon proceedings for redemption, by declaration or otherwise;

                                    (b) failure to pay interest on any Bond for
                           a period of 30 days after such interest shall have become due and payable;

                                    (c) failure to discharge or satisfy any
                           Sinking Fund obligation for a period of 30 days after such obligation shall have become due;

                                    (d) failure to perform or observe any other
                           of the covenants, agreements or conditions on the part of the Company in this Indenture or in any of the Bonds contained, and the continuance of such failure for a period of 90 days after written notice thereof to the Company by the Trustee or to the Company and to the Trustee by the Holders of not less than 25% in principal amount of the Bonds then outstanding;

                                    (e) either (1) the entry of an order
                           approving a petition seeking reorganization of the Company upon the basis of insolvency or inability to pay debts as they mature under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof; or (2) the appointment in any judicial proceeding upon the application of any creditor or creditors of a trustee or a receiver of all or a substantial part of the trust estate; and the continuance of such order or appointment unstayed and in effect for a period of 90 days;

                                    (f) the adjudication of the Company as a
                           bankrupt by any court of competent jurisdiction or the filing by the Company of a voluntary petition in bankruptcy or the making by the Company of an assignment for the benefit of creditors or the admission by the Company in writing of its inability to pay its debts as they become due, the consent by the Company to the appointment in any judicial proceedings upon the application of any creditor or creditors of a receiver or trustee of all or a substantial part of the trust estate; the filing by the Company of a petition or answer seeking reorganization or readjustment on the basis of insolvency or inability to pay debts as they mature under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or of any State thereof; or the filing by the Company of a petition to take advantage of any insolvency act; or

                                    (g) the rendering against the Company of a
                           judgment for the payment of moneys in excess of the sum of $5,000,000 and the continuance of such judgment unsatisfied and without stay of execution thereon for a period of 90 days after the entry of such judgment, or the continuance of such judgment unsatisfied for a period of 90 days after the termination of any stay of execution thereon entered within such first mentioned 90 days; but only in either case if such judgment shall have been continued unstayed or unsatisfied for a period of 10 days after written notice of default hereunder shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of not less than 25% in principal amount of the Bonds then outstanding.

         An Event of Default shall be deemed for all purposes of this Indenture to have been cured and made good and no longer to exist when the act or omission or other event giving rise to such Event of Default shall have been remedied or terminated whether before or after the expiration of any grace period or the giving of any notice. Any proceeding instituted by the Trustee based on an Event of Default may in the discretion of the Trustee continue notwithstanding the curing thereof except as otherwise provided in the last paragraph of sub-section
(1) of Section 502. If an Event of Default is waived as provided in Section 522, such Event of Default shall be deemed to have been cured.

         In case one or more of such Events of Default exist and so long as it shall continue to exist, then, in each and every case, unless the principal of all the Bonds shall have already become due and payable, either the Trustee (by notice in writing to the Company) or the Holders of not less than 25% in principal amount of the Bonds outstanding (by notice in writing to the Company and the Trustee) may declare the principal of all the Bonds then outstanding, and the interest accrued thereon, to be due and payable immediately, and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in any of the Bonds contained to the contrary notwithstanding.

         This provision, however, is subject to the condition that, if at any time after the principal of all the Bonds shall have been so declared due and payable, and before any sale of all or any substantial part of the trust estate shall have been made, all arrears of interest upon all the Bonds, with interest, so far as the same may be legally enforceable, on overdue instalments of interest at the same rates respectively borne by the Bonds the interest on which shall be in default, together with the reasonable charges and expenses of the Trustee, its agents and attorneys, and all other sums which may have become due and payable by the Company under this Indenture, other than the principal of such Bonds as shall not have become due and payable by their terms (other than upon such declaration) or upon call for redemption, shall either be paid by the Company to those entitled thereto (or to the Trustee for their account) or be collected out of the income from or earnings of the trust estate, and all other Events of Default known to the Trustee under the Bonds or under this Indenture shall be made good or be cured to the satisfaction of the Trustee, or provision deemed by the Trustee to be adequate shall be made therefor, or shall have been waived as in Section 522 provided, then and in every such case the Holders of not less than a majority in principal amount of the Bonds then outstanding, by written notice to the Company and to the Trustee, before any sale of all or any substantial part of the trust estate pursuant to the provisions of this Article, may annul any such declaration and its consequences.

         The Trustee may exercise all rights and remedies in foreclosure and otherwise given to mortgagees by Chapter 313, and all acts amendatory thereof and supplemental thereto, and nothing contained in the Charter shall in any way limit or restrict the exercise of such rights and remedies by the Trustee.

Section 502.               Powers of Trustee upon an Event of Default.

         In case one or more Events of Default enumerated in Section 501 shall have occurred and be continuing, then and in each and every such case the Trustee, personally or by its attorneys or agents, is hereby authorized and empowered, whether or not the principal of the Bonds shall have matured or been declared due, to exercise any one or more of the following remedies, and to do or cause to be done any or all of the following acts and things, namely:

                           (1) The Trustee, personally or by agents or attorneys, may take any Vessels without legal process and without being responsible for loss or damage, wherever they may be, and the Company or other Person in possession shall forthwith surrender possession thereof upon demand of the Trustee, and the Trustee personally or by its agents or attorneys may enter into and upon all or any Vessels, and may exclude the Company, its agents and servants wholly therefrom; and having and holding the same, subject to the provisions of Chapter 313, may use, operate, manage and control said property, and may hold, lay up, lease, charter, operate or otherwise use such Vessels for such time, upon such terms and in any service (excluding the Great Lakes of the United States except as fully permitted by the United States Coast Guard) as the Trustee, its agents or attorneys may elect, either in the name of the Company or otherwise as it shall deem best, in like manner as the Company itself might, and for the benefit of the Holders of the Bonds then outstanding, and may, at the expense of the property subjected to the lien of this Indenture, from time to time, maintain and restore and insure or keep insured said property, in the same manner and to the same extent as is usual in companies in the same or similar lines of business as that of the Company, and make all necessary or proper repairs, renewals and replacements, useful alterations, additions, betterments and improvements thereto and thereon as to it may seem judicious; and the Trustee likewise shall be entitled to collect and receive all hire, freights, earnings, revenues, profits and income of, or arising out of the operation of management of, the said property; and after deducting the expenses of operation, and of conducting the business thereof and of all repairs, maintenance, renewals, replacements, alterations, additions, betterments and improvements and all payments which may be made for taxes, assessments, insurance, and prior or other proper charges thereupon, as well as just and reasonable compensation for its own services and for all agents, attorneys and counsel, clerks, servants and other employees by it properly engaged and employed, the Trustee shall apply the moneys arising as aforesaid as follows:

                                    (a) In case the principal of none of the
                           Bonds shall have become due, to the payment of the interest in default, in the order of the maturity of the instalments of such interest, with interest, so far as the same may be legally enforceable, on the overdue instalments thereof at the same rates respectively borne by the Bonds the interest on which shall be in default, such payments to be made ratably to the parties entitled thereto without discrimination or preference.

                                    (b) In case the principal of any, but not
                           all, of the Bonds shall have become due, first to the payment of the interest in default, in the order of the maturity of the instalments thereof, with interest, so far as the same may be legally enforceable, on the overdue instalments thereof at the same rates respectively borne by the Bonds the interest on which shall be in default, and next to the payment of the principal and premium, if any, of all Bonds then due, with interest on the overdue principal and premium, if any, at the rates specified in the respective Bonds, such payments to be made ratably to the parties entitled thereto without discrimination or preference.

                                    (c) In case the principal of all of the
                           Bonds shall have become due, by declaration or otherwise, then as provided in Paragraph SECOND of
                           Section 511.

In case all payments provided for in Clauses (a) and (b) above and any other payments required by any provision of this Indenture shall have been made in full, and no sale shall have been made as hereinafter provided, and all other Events of Default shall have been made good, the Trustee shall surrender possession of the trust estate (other than cash and/or property required to be held by the Trustee hereunder) to the Company or whomsoever shall be entitled thereto, and in such case this Indenture shall continue in full force and effect until discharged as herein provided.

                           (2) The Trustee may (if such action shall at the time be permitted by law), with or without entry, sell, subject to the prior liens, if any, then existing thereon, or free from such of said liens as the Trustee in its discretion may elect to discharge, the trust estate and all the right, title, interest, claim and demand of the Company therein and thereto, and the right of redemption thereof, to the highest and best bidder, at public auction, at such times and places and upon such conditions as to upset or reserve bids or prices and as to terms of payment and other terms of sale as the Trustee may fix, or as may be required by law, including power and authority to the Trustee to rescind or vary any contract of sale that may be entered into and to resell under the powers herein conferred.

                           (3) The Trustee may proceed to protect and enforce its rights and the rights of the Holders under this Indenture by a suit or suits in equity or at law or by suit in admiralty in rem or in personam, whether for the specific performance of any covenant or agreement contained in this Indenture, or in aid of the execution of any power granted in this Indenture, or for the foreclosure of this Indenture, or for the enforcement of any other appropriate legal or equitable remedy or remedy in admiralty as the Trustee being advised by counsel shall deem most effectual to protect and enforce any of the rights aforesaid.

Section 503.               Right of Judicial Sale; Appointment of Receiver.

         In case the Trustee shall proceed by suit or suits at law or in equity, or suit in admiralty, after an Event of Default, it shall be entitled to have the trust estate sold by judicial sale or sales under the orders, judgments or decrees of a court or courts of competent jurisdiction, or under execution or other legal process, for or toward the satisfaction of the principal and interest then due or owing on the Bonds then outstanding, and for the enforcement of the rights, liens and benefits of the Trustee and the Holders, and shall be entitled, pending any such suit or proceedings, as a matter of right, to the appointment of a receiver of the trust estate and of the hire, freights, earnings, revenues, profits and income thereof, with such powers as the court making such appointment may confer; but, notwithstanding the appointment of any receiver, the Trustee shall be entitled as pledgee to the possession and control of any cash at the time deposited or pledged with, or required by the provisions hereof to be deposited and pledged with, the Trustee.

Section 504.               Sale as Entirety or in Parcels.

         In the event of any sale under this Article, whether made under the power of sale herein granted or by virtue of judicial proceedings, the whole of the trust estate shall be sold in one parcel and as an entirety, unless such sale as an entirety, in the judgment of the Trustee, shall not be practicable or desirable in the interest of the Holders, or unless the Holders of not less than a majority in principal amount of the Bonds then outstanding shall in writing request the Trustee to cause the trust estate to be sold in parcels, or the court entering the decree of sale shall so direct, in which case the sale shall be made in such parcels and in such order as in the former case the Trustee shall determine and in the latter case as may be specified in such request or decree, but, if not so specified, as the Trustee shall determine. The Company, for itself, its successors and assigns, and for all Persons hereafter claiming through or under it or them or who may at any time hereafter become holders of liens junior to the lien of the Indenture, hereby expressly waives and releases all right to have the trust estate or any part thereof marshaled upon any foreclosure, sale or other enforcement hereof; and the Trustee or any court in which the foreclosure of this Indenture or the administration of the trusts hereby created is sought shall have the right as aforesaid to sell the entire trust estate as a whole in a single parcel, unless otherwise required by law. Any sale may be conducted without bringing the Vessels to the place of sale.

Section 505.               Notice of Sale.

         Notice of any sale pursuant to any provision of this Article shall state the time and place when and where the same is to be made, shall contain a brief general description of the property to be sold and shall briefly state the terms of the sale, and shall be sufficiently given (unless otherwise required by law) if published in the manner provided in Section 1303 once each week for four successive calendar weeks prior to such sale in the Borough of Manhattan, City of New York.

Section 506.               Adjournment of Sale.

         The Trustee may adjourn from time to time any sale to be made by it under the provisions of this Indenture by announcement at the time and place appointed for such sale or for such adjourned sale or sales, and, without further notice or publication (unless otherwise required by law), it may make such sale at the time and place to which the same may be adjourned.

Section 507.               Purchaser Not Liable for Application of Purchase
                           Money.

         The receipt or receipts of the Trustee or of the court officer conducting any such sale for the purchase money paid at or under any such sale shall be a sufficient discharge therefor to any purchaser of the property or any part thereof sold as aforesaid; and no such purchaser, or his representatives, grantees, or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any trust or purpose of this Indenture, or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

Section 508.               Application of Bonds Toward Purchase Price, etc.

         Upon any sale, as aforesaid, any purchaser, for the purpose of making settlement or payment for the property purchased, shall be entitled to use and apply any Bonds then outstanding, and any matured and unpaid interest appertaining thereto or claims for interest thereon, by presenting the same so that there may be credited, as paid thereon, the sums payable out of the net proceeds of such sale to the Holder of such Bonds or claims as his ratable share of such net proceeds after allowing for the proportion of the total purchase price required to be paid in cash for the cost and expenses of the sale, compensation and other charges; and thereupon such purchaser shall be credited on account of such purchase price payable by him with the portion of such net proceeds that shall be applicable to the payment of, and that shall have been credited upon, the Bonds, and claims so presented; and at any such sale any Holder or Holders may, subject to compliance with applicable law, bid for and purchase such property, and make payment on account thereof as aforesaid, and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

Section 509.               Conveyance of Property to Purchaser.

         Upon the completion of any sale or sales under or by virtue of this Indenture, the Trustee shall execute and deliver to the purchaser a good and sufficient deed or other instruments conveying, assigning and transferring the property sold. The Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary conveyances, assignments and transfers of property thus sold; and for that purpose may execute all necessary deeds and instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, the Company hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof. Nevertheless, the Company, if so requested by the Trustee, shall ratify and confirm any such sale or sales by executing and delivering to the Trustee or to such purchaser or purchasers all such instruments as may be necessary or in the judgment of the Trustee proper for the purpose as may be designated in such request.

Section 510.               Sale a Bar Against Company.

         Any such sale or sales, whether made under the power of sale herein granted or pursuant to judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity or in admiralty, of the Company in and to the vessels sold, and shall be a perpetual bar at law, in equity and in admiralty against the Company, its successors and assigns, and against all and any persons now or hereafter claiming the vessels sold or any part thereof from, through or under the Company or its successors or assigns.

Section 511.               Application of Proceeds of Sale.

         The purchase money, proceeds and avails of any sale, whether made under the power of sale herein granted or pursuant to judicial proceedings, together with any other sums which then may be held by the Trustee under any provision of this Indenture as part of the trust estate or the proceeds thereof, shall be applied in the following order:

                           FIRST: To the payment of the costs and expenses of such sale and all amounts due to the Trustee, its agents, attorneys and counsel pursuant to Section 607;

                           SECOND: To the payment of the whole amount then owing and unpaid upon the Bonds then outstanding for principal, premium, if any, and interest, with interest, so far as the same may be legally enforceable, on overdue principal, premium, if any, and overdue installments of interest at the same rates, respectively, as were borne by the respective Bonds, and, in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon the Bonds, then to the payment of such principal, premium and interest, without preference or priority of one over the other, or of any installment of interest over any other installment of interest, ratably to the aggregate of such principal, premium, if any, and unpaid interest. Such payments shall be made on the date fixed therefor by the Trustee upon presentation of the several Bonds and stamping such payment thereon, if partly paid, and upon surrender and cancellation thereof, if fully paid; and

                           THIRD: To the payment of the surplus, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

Section 512.               Acceleration of Maturity of Bonds upon Sale.

         In case of any sale of the trust estate or any part thereof under this Article, whether made under the power of sale herein granted or pursuant to judicial proceedings, the principal of all the Bonds, if not previously due, together with all accrued and unpaid interest thereon, immediately thereupon shall become due and payable, anything in the Bonds or in this Indenture contained to the contrary notwithstanding.

Section 513. Covenants of Company to Pay Bonds with Interest if Any Is Due; Proof of Debt by Trustee; Recovery of Judgment by Trustee and Application of Proceeds.

         The Company covenants that in case it shall fail to pay the interest on any Bond or Bonds at any time outstanding, and/or to pay the principal of or premium, if any, on any such Bonds when the same shall have become payable, whether at the maturity of said Bonds or otherwise as herein provided, then the Company will pay to the Trustee at its Corporate Trust Office for the benefit of the Holders of the Bonds then outstanding, the whole amount then due and payable on all such Bonds then outstanding for interest, principal and premium, if any, with interest upon the overdue principal and premium, if any, and overdue installments of interest, so far as the same may be legally enforceable at the same rate, as was borne by the respective Bonds; and, in case the Company shall fail to pay the same forthwith, the Trustee shall be entitled in its own name and as trustee of an express trust to recover judgment against the Company or any other obligor upon the Bonds for the whole amount so due and unpaid.

         The Trustee shall be authorized in its own name and as trustee of an express trust, or as attorney-in-fact for the Holders, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in any judicial proceedings relative to the Company or any other obligor upon the Bonds or the property of the creditors of the Company or of any such obligor. The Trustee is hereby appointed, and the Holders, by taking and holding the Bonds, shall be conclusively deemed to have so appointed the Trustee, the true and lawful attorney-in-fact of the Holders with authority to make and file, in any such proceeding, in the names of the Holders or in behalf of the Holders as a class (subject to deduction from any such claim of the amounts of any claims filed by any Holders themselves), any proof of debt, amendment to proof of debt, petition or other document, to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and to do and perform any and all such acts and things as may be necessary or advisable, in the opinion of the Trustee, in order to have the claims of the Holders against the Company or any obligor upon the Bonds allowed in any such proceeding. The Trustee shall have full power of substitution and delegation in respect of any such powers.

         Nothing herein shall be deemed, however, to give power to the Trustee to vote the claims of the Holders in any such proceeding, or to accept or consent to or reject any plan of reorganization, readjustment, arrangement, or composition or other like plan, or by other action of any character in any such proceeding to waive or change any right of any Holder.

         The Trustee shall be entitled to recover judgment or make or file proof of debt as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the lien of this Indenture and the right of the Trustee to recover such judgment or make such proof of debt shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or the foreclosure of the lien hereof. In the case of a sale of the trust estate, and of the application of the proceeds of sale to the payment of the indebtedness hereby secured, the Trustee in its own name and as trustee of an express trust shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon any and all of the Bonds then outstanding, for the benefit of the Holders thereof, and shall be entitled to recover judgment or make or file proof of debt for any portion of the indebtedness remaining unpaid, with interest, as aforesaid. No recovery of any such judgment by the Trustee, nor any attachment or levy of execution under any such judgment upon the trust estate or any part thereof, or upon any other property, nor any such proof of debt, shall in any manner or to any extent affect the lien of this Indenture upon the trust estate or any part thereof, or any lien, rights, powers, or remedies of the Trustee, or of the Holders of the Bonds, but such lien, rights, powers and remedies shall continue unimpaired as before.

         Any moneys collected by the Trustee under this Section shall be applied in the following order:

                           FIRST: To the payment of the costs and expenses of the proceedings resulting in the collection of such moneys, the reasonable compensation of the Trustee, its agents, attorneys and counsel, and of all necessary or proper expenses, liabilities and advances made or incurred by the Trustee, without negligence or bad faith, under this Indenture or in executing any trust or power hereunder; and

                           SECOND: To the payment of the amounts then due and unpaid upon the Bonds and for interest in respect whereof such moneys shall have been collected, ratably and without any preference or priority of any kind, according to the amounts due and payable upon such Bonds and for interest, respectively, to the date fixed by the Trustee for the distribution of such moneys, upon presentation of the several Bonds and stamping such payment thereon, if partly paid, and upon surrender and cancellation thereof, if fully paid.

Section 514.               Proceedings by Trustee to Protect Security.

         The Trustee, when requested by the Holders of not less than a majority in principal amount of the Bonds then outstanding, shall have power to institute and to maintain such suits and proceedings as it may be advised by counsel shall be necessary or expedient to prevent any impairment of the security hereunder by any acts of the Company, or of others, which are unlawful, or as to which it may be advised by counsel shall be necessary or expedient to preserve or protect its interest and the interests of the Holders in respect of the trust estate, and in respect of the hire, freights, earnings, revenues, profits and income arising therefrom, including the power to institute and to maintain suits or proceedings to restrain the enforcement of, or compliance with, or the observance of, any legislative, municipal or other governmental enactment, rule, or order that may be or may appear to the Trustee to be unconstitutional or otherwise invalid, if such enforcement, compliance or observance would impair the security hereunder or be prejudicial to the interests of the Holders or of the Trustee.

Section 515.               Payment by Receiver or Holders of Amounts Payable by
                           Company.

         Upon failure of the Company so to do, either any receiver appointed hereunder, or the Holders of not less than 25% in principal amount of the Bonds then outstanding, may make any payment (other than of the principal, premium, if any, interest and/or any Sinking Fund installment in respect of the Bonds) which the Company by any provision of this Indenture agrees to make or cause to be made, and the Company covenants and agrees that it will forthwith repay to such receiver or Holders all moneys which such receiver or Holders shall so pay, and will pay interest thereon from the date of such payment by such receiver or Holders until the repayment thereof at the same rate as was borne by the Bonds; and until so paid such advances shall be secured by a lien under this Indenture upon the trust estate, in preference to the Bonds. No such payment by any such receiver or by Holders shall be deemed to relieve the Company from the consequences of any default hereunder.

Section 516.               Waiver of Stay or Extension Laws, etc.

         In case one or more Events of Default shall exist, the Company agrees, to the extent it may lawfully do so, that it will not at any time insist upon, plead, or in any manner whatever claim, take or insist upon the benefit or advantage of any stay or extension law now or at any time hereafter in force; nor will it claim, take or insist upon any benefit or advantage of any law now or at any time hereafter in force providing for the valuation or appraisement of the trust estate or any part thereof prior to any sale or sales thereof to be made pursuant to any provisions herein contained or to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales will it claim or exercise any right under or conferred by any law now or at any time hereafter in force to redeem the property sold or any part thereof; and it hereby expressly waives, renounces and relinquishes all benefit and advantage of any and all such stay, extension, valuation, appraisement and redemption law or laws; and it hereby covenants that it will not hinder, delay or impede the execution of any power herein granted or delegated to the Trustee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

Section 517. Waiver of Service of Process and Consent to Entry of Judgment by Company.

         In case one or more Events of Default shall exist, the Company, for itself, its successors and assigns, hereby expressly covenants to and with the Trustee that, at and immediately upon the commencement of any action, suit or other legal proceeding by the Trustee, pursuant to the provisions hereof, (1) to obtain possession of the trust estate, or any part thereof, the Company, its successors and assigns, shall and will, severally, waiving the issuance and service of process, enter its or their voluntary appearance in such action, suit or proceeding, and consent to the entry of a judgment for the recovery and possession of the trust estate and every part thereof; (2) for the foreclosure of the lien of this Indenture, the Company, its successors and assigns, shall and will, severally, waiving the issuance and service of process, enter its or their voluntary appearance in such action, suit or proceeding and consent to the appointment of a receiver of the trust estate and the hire, freights, earnings, revenues, profits and income thereof for the sole benefit of the Holders of the Bonds; and (3) to obtain judgment for the principal of, premium, if any, or interest on any Bonds or for both, or to obtain a judgment or decree of any other nature in aid of the enforcement of the Bonds or of this Indenture, the Company, its successors and assigns, shall and will, severally, waiving the issuance and service of process, enter its or their voluntary appearance in such action, suit or proceeding and consent to the entry of a judgment for such principal, premium, if any, and/or interest, with interest on overdue principal and installments of interest, and for the lawful costs and expenses and compensations of the Trustee and its agents and attorneys, and for such other relief as the Trustee may be entitled to under the provisions hereof.

Section 518.               Surrender of Possession of Trust Estate to Trustee or
                           Receiver.

         Upon application of the Trustee and with the consent of the Company, if no Event of Default shall exist, and without such consent if one or more Events of Default shall exist, a receiver may be appointed to take possession of, and to operate, maintain and manage the trust estate or any part thereof, and the Company shall transfer and deliver to such receiver possession of the trust estate, wheresoever the same may be situated; but, notwithstanding the appointment of any receiver, the Trustee shall be entitled as pledgee to the possession and control of any cash at the time held by, or payable or deliverable under the provisions of this Indenture to, the Trustee. In every case, when a receiver of the whole or any part of the trust estate shall be appointed under this Section or otherwise, the hire, freights, earnings, revenues, profits and income of the trust estate shall be paid over to, and shall be received by, the Trustee for the benefit of the Holders of the Bonds.

Section 519.               Rights of Holders to Control Proceedings by Trustee.

         The Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding shall, if they so elect and manifest such election by an instrument or concurrent instruments in writing executed and delivered to the Trustee, have the right if an Event of Default shall exist (1) to require the Trustee to proceed to enforce the lien of this Indenture, either by suit or suits at law, in equity or in admiralty for the enforcement of the payment of the Bonds then outstanding hereunder and for the foreclosure of this Indenture and for the sale of the trust estate under the judgment or decree of a court of competent jurisdiction, or at the election of the Trustee by exercise of its powers with respect to entry or sale, and (2) to direct and control the time, method and place of conducting any and all proceedings for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; provided, however, that, subject to Section 601, nothing in this Indenture shall require the Trustee without its consent to enter into or take possession of any tangible part of the trust estate, or to transfer into its name any securities pledged hereunder, and that any such direction shall not be otherwise than in accordance with the provisions of law and this Indenture, and, subject to Section 601, the Trustee shall not be responsible to anyone for any action taken or omitted by it in good faith pursuant to any such direction; and, provided, further, that, subject to Section 601, the Trustee shall have the right to decline to follow any such direction if, being advised by counsel, the Trustee shall determine that the action or proceeding so directed may not be lawfully taken or if the Trustee in good faith shall by Responsible Officers determine that the action or proceeding so directed would involve it in personal liability or be unjustifiably prejudicial to the nonassenting Holders, or that it will not be sufficiently indemnified for any expenditures in such action or proceeding.

Section 520.               Limitation on Holders' Right to Sue.

                           (A) No Holder of any Bond issued hereunder shall have the right to institute any suit, action or proceeding in equity or at law or in admiralty for the foreclosure of this Indenture, or for the execution of any trust or power hereof, or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Indenture, unless

                                    (1) such Holder shall have previously given
                           to the Trustee written notice of the existence of an Event of Default, as hereinbefore provided;

                                    (2) the Holders of not less than 25% in
                           principal amount of the Bonds at the time outstanding shall, after the right to exercise such powers, or right of action, as the case may be, shall have accrued, have requested the Trustee in writing to act;

                                    (3) such Holder or Holders shall have
                           offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, without negligence or bad faith; and

                                    (4) the Trustee shall have refused or
                           neglected to comply with such request for a period of 60 days after receipt of such request.

                           (B) Nothing in this Indenture shall impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on each of the Bonds to the respective Holders thereof at the time and place specified in said Bonds, or without the consent of any Holder shall impair the right of such Holder, which is also absolute and unconditional, to receive payment of the principal of and premium, if any, and interest on such Bond on or after the respective due dates thereof as therein expressed, or to institute suit for the enforcement of any such payment on or after such respective dates, except that no such Holder shall have any right to institute such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the lien of this Indenture upon any property subject to such lien, and no Holder may, by virtue of this subsection B, institute any action for the foreclosure of this Indenture or to enforce any other right given by this Indenture to the Trustee for the protection of the Holders of the Bonds and Trustee.

Section 521.               Waiver of Period of Grace by Company.

         The Company, by a resolution of the Board filed with the Trustee, may waive any period of grace provided for in this Article.

Section 522.               Waiver of Certain Defaults by Holders.

         The Holders of 25% or more in principal amount of the Bonds then outstanding may, by written instrument or instruments delivered to the Trustee and to the Company, waive any past default or Event of Default hereunder and its consequences, except a default in the payment of the principal of, premium, if any, or interest on any of the Bonds as and when the same shall become due by the terms of such Bonds and upon such waiver such default or Event of Default shall be deemed not to exist for any purpose of this Indenture.

Section 523.               Delay or Omission in Exercising Remedy Not Waiver of
                           Default.

         No delay or omission of the Trustee or of any Holder of Bonds to exercise any right or power arising from any default shall impair any such right or power or shall be construed as a waiver of such default or an acquiescence therein, nor shall any waiver of any default or Event of Default affect or impair the rights of the Trustee or of such Holders in respect of any subsequent default on the part of the Company or impair any right resulting therefrom; and every right, power and remedy given by this Article to the Trustee or to the Holders, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders, respectively.

Section 524.               Effect of Abandonment of Foreclosure or Other
                           Proceedings.

         In case the Trustee shall have proceeded to enforce any right, power or remedy under this Indenture, by foreclosure or otherwise, and such proceedings shall have been discontinued or abandoned because of any waiver as in this Article provided or for any other reason, or shall have been determined adversely to the Trustee, then and in each and every such case the Company and the Trustee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Trustee shall continue as though no such proceedings had been taken.

Section 525.               Remedies Cumulative.

         Unless herein expressly provided to the contrary, no remedy herein conferred upon or reserved to the Trustee or the Holders of the Bonds is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or in admiralty or by statute; and the employment of any remedy hereunder or otherwise shall not prevent the concurrent employment of any other appropriate remedy or remedies.

Section 526. Rights of Action Enforceable by Trustee Without Possession or Production of Bonds.

         All rights of action under this Indenture may be enforced by the Trustee, to the extent permitted by the provisions hereof, without the possession of any of the Bonds or the production thereof on the trial or other proceedings relative thereto.

Section 527.               Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Bonds, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Bond on or after the respective due dates expressed in such Bond.

Section 528.               Remedies in Article Five Subject to Applicable Laws.

         All of the rights, remedies and powers provided for in this Article may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law in the premises, and all of the provisions of this Article are intended to be subject to all applicable mandatory provisions of law that may be controlling in the premises and to be limited to the extent necessary in order that they will not render this Indenture invalid or unenforceable in whole or in part or prevent the recording or filing thereof under the provisions of any applicable law.

                                   ARTICLE VI

                                   THE TRUSTEE

Section 601.               Certain Duties and Responsibilities.

                           (a) Except during the continuance of an Event of Default,

                                    (1) the Trustee undertakes to perform such
                           duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                    (2) in the absence of bad faith on its part,
                           the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                           (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                           (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that,

                                    (1) this Subsection shall not be construed
                           to limit the effect of Subsection (a) of this Section;

                                    (2) the Trustee shall not be liable for any
                           error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                                    (3) the Trustee shall not be liable with
                           respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the outstanding Bonds relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                                    (4) no provision of this Indenture shall
                           require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                           (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection of the Trustee shall be subject to the provisions of this Section.

Section 602.               Notice of Defaults and Other Specified Events.

         Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all holders of Bonds entitled to receive reports under Section 703(c) notice of such default known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Bond, or in the payment of any Sinking Fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders. For the purposes of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 603.               Certain Rights of Trustee.

         Except as otherwise provided in Section 601:

                                    (a) the Trustee may rely and shall be
                           protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                    (b) any request or direction of the Company
                           mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                                    (c) whenever in the administration of this
                           Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                                    (d) the Trustee may consult with counsel and
                           the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                                    (e) the Trustee shall be under no obligation
                           to exercise any of the rights of powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                                    (f) the Trustee shall not be bound to make
                           any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company, personally or by agent or attorney;

                                    (g) the Trustee may execute any of the
                           trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                                    (h) the Trustee shall not be personally
                           liable in case of entry by it upon the trust estate for debts contracted or liabilities or damages incurred in the management or operation of the trust estate; and

                                    (i) except in the case of an Event of
                           Default defined in subsection 501(a) or (b), the Trustee shall not be charged with knowledge of any default or Event of Default unless either (i) a Responsible Officer shall have actual knowledge thereof, or (ii) the Trustee shall have received written notice thereof from the Company or any Holder of the Bonds.

Section 604.               Not Responsible for Recitals or Issuance of Bonds.

         The recitals contained herein and in the Bonds, except the certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the value or condition of the trust estate or any part thereof or as to the title of the Company thereto or as to the security afforded hereby or thereby or as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Company of Bonds or the proceeds thereof or of any money paid to the Company or upon Company Order under any provision hereof.

Section 605.               May Hold Bonds.

         The Trustee, any Paying Agent, Bond Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 608 and

613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Bond Registrar or such other agent.

Section 606.               Money Held in Trust.

         Subject to the provisions of Section 1303, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         Upon the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent other than the Trustee hereunder shall, upon demand of the Company, be repaid to it and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 607.               Compensation and Reimbursement.

         The Company agrees

                           (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                           (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any such claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien under this Indenture prior to the Bonds upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on the Bonds.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(f) or (g), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

         The Company's obligations under this Section 607 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article IV of this Indenture and/or the termination of this Indenture.

Section 608.               Disqualification; Conflicting Interests.

         The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

Section 609.               Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a state or national bank or trust company in good standing, organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 and subject to supervision or examination by Federal or State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.               Resignation and Removal; Appointment of Successor.

                           (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                           (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                           (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the outstanding Bonds, delivered to the Trustee and to the Company.

                           (d) If at any time:

                                    (1) the Trustee shall fail to comply with
                           Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Bond for at least six months, or

                                    (2) the Trustee shall cease to be eligible
                           or qualified under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                                    (3) the Trustee shall become incapable of
                           acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

         then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to the provisions of Section 527, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                           (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. In case all or substantially all of the trust estate shall be in the possession of a receiver or trustee lawfully appointed, such receiver or trustee by written instrument may similarly appoint a successor to fill such vacancy until a new Trustee shall be appointed by the

         Bondholders. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the outstanding Bonds delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company or by such receiver or trustee. If no successor Trustee shall have been so appointed by the Company or the Holders and have accepted appointment in the manner hereinafter provided, subject to Section 527, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                           (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 611.               Acceptance of Appointment of Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, power, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607. Upon request of any such successor Trustee, the Company shall execute any and all instruments from more fully and certainly vesting in an confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.               Merger, Conversion, Consolidation or Succession to
                           Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by or on behalf of the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

Section 613.               Preferential Collection of Claims Against Company.

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.               Company to Furnish Trustee Names and Addresses of
                           Holders.

         The Company will furnish or cause to be furnished to the Trustee

                           (a) semi-annually, not more than 5 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                           (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

excluding from any such list names and addresses received by the Trustee in its capacity as Bond Registrar.

Section 702.               Preservation of Information; Communications to
                           Holders.

                           (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 or received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                           (b) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Bonds.

                           (c) Every Holder of Bonds, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703.               Reports by Trustee.

                           (a) Within 60 days after each May 15, the Trustee shall, to the extent that any of the events described in Section 313(a) of the Trust Indenture Act occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such date that complies with Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Sections 313(b) and (c) of the Trust Indenture Act.
                           (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Bonds are listed and also with the Commission. The Company will notify the Trustee when the Bonds are listed on any stock exchange.

Section 704.               Reports by Company.

         The Company will

                           (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange, as that term is used in the Securities Exchange Act of 1934, as may be prescribed from time to time in such rules and regulations;

                           (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (3) transmit by mail to all Holders, in the manner and to the extent provided in Section 703(c) with respect to reports pursuant to Section 703(a), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

                         CONSOLIDATION, MERGER AND SALE

Section 801.               Company May Consolidate, etc., Only on Certain Terms.

         Nothing contained in this Indenture or in the Bonds shall be deemed to prevent the consolidation or merger of the Company with or into any other Person, or the merger into the Company of any other Person, or the sale or transfer by the Company of all or substantially all of its property and assets; provided, however, (a) that any such consolidation, merger, sale or transfer shall be upon such terms as shall fully preserve and in no respect impair the lien or security of this Indenture or any of the rights or powers of the Trustee or the Holders of the Bonds; (b) that, in case of any such consolidation or merger, the Person resulting from such consolidation or any corporation other than the Company into which such merger shall be made shall succeed to and be substituted for the Company with the same effect as if it has been named herein as the party of the first part hereto and shall become liable and be bound for, and shall expressly assume, by an indenture supplemental hereto, in form satisfactory to the Trustee, executed and delivered to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on the Bonds according to their tenor and the performance and observance of each and every covenant and condition of this Indenture on the part of the Company to be performed or observed; (c) that, as a condition of any such sale or transfer of all or substantially all of the property and assets of the Company, the Person to which such property and assets shall be sold shall (i) expressly assume, as a part of the purchase price thereof, the due and punctual payment of the principal of and premium, if any, and interest on the Bonds according to their tenor and the performance and observance of each and every covenant and condition of this Indenture on the part of the Company to be performed or observed and (ii) simultaneously with the delivery to it of the conveyances or instruments of sale or transfer of such property and assets, execute and deliver to the Trustee an indenture supplemental hereto, in form satisfactory to the Trustee, whereby such purchasing corporation or transferee shall so assume the due and punctual payment of the principal of and premium, if any, and interest on the Bonds according to their tenor and the performance and observance of each and every covenant and condition of this Indenture on the part of the Company to be performed or observed, to the same extent that the Company is bound and liable; and (d) that, immediately after giving effect to such transaction, no Event of Default or event which after notice or lapse of time or both would become an Event of Default, shall have occurred or be continuing.

         The Company will not consolidate with any other Person or merge into any other Person, or sell or otherwise transfer all or substantially all of its property and assets except upon the terms and conditions set forth in this Article. Upon any consolidation or merger, or any sale or transfer of the property and assets of the Company as, or substantially as, an entirety in accordance with the provisions of this Article, the Person formed by such consolidation or into which the Company shall have been merged or to which such sale or other transfer shall have been made shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter from time to time such Person may exercise each and every right and power of the Company under this Indenture and under the Assignment, in the name of the Company or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by any board or officer of the Company may be done with like force and effect by the like board or officer of any corporation that shall at the time be the successor of the Company hereunder.

         The Trustee may conclusively rely and shall be protected in relying upon an Opinion of Counsel that any such consolidation, merger, sale or transfer and any such assumption of payment and performance complies with the provisions of this Article.


                                   ARTICLE IX

                      AUTHENTICATION AND DELIVERY OF BONDS

Section 901.               Authentication and Delivery of Bonds.

         Upon the execution and delivery of this Indenture, or from time to time thereafter, Bonds up to the aggregate original principal amount of $75,000,000 may be executed by the Company and delivered to the Trustee for authentication upon original issue, and shall thereupon be authenticated and delivered by the Trustee upon Company Order dated the date of the delivery thereof, upon receipt by and deposit with the Trustee of the documents referred to in Subsections (a),
(b), (e), (f) and (g) below and the satisfaction of the requirements set forth in Subsections (c), (d) and (e) below:

                           (a) A Board Resolution requesting the authentication by the Trustee of the Bonds then applied for.

                           (b) An Officers' Certificate dated the date of the Company Order referred to above and which (i) contains the statements required by Section 102, (ii) requests the authentication and delivery under this Section of Bonds and specifies the aggregate principal amount of such Bonds so to be authenticated and delivered and (iii) states that neither a default nor an Event of Default has occurred and is then continuing or would result from the authentication and delivery of such Bonds.

                           (c) The Bonds so to be authenticated and delivered by the Trustee, which Bonds shall have been duly executed by the Company as provided herein and shall correspond to the description thereof set forth in the Officers' Certificate required by Subsection (b) above.

                           (d) Prior to or contemporaneously with the authentication and delivery of the Bonds pursuant to this Section, the Company shall subject to the lien of this Indenture all Vessels listed on Schedule A.

                           (e) Cash in the amount required by Section 902, if any, shall be deposited with the Trustee prior to or contemporaneously with the authentication and delivery of the initial issue of Bonds pursuant to this Section, together with an Officers' Certificate dated the date of the Company Order referred to above and which (i) contains the statements required by Section 102 and (ii) sets forth the calculations on the basis of which the amount of such cash, if any, was determined or on the basis of which it was determined that no cash need be so deposited.

                           (f) An Opinion of Counsel, dated the date of the Officers' Certificate required by Subsection (b) above and addressed to the Trustee, containing the statements required by Section 102 and to the effect that:

                                    (i) the authentication and delivery of the
                           Bonds requested have been duly authorized by all necessary corporate action on the part of the Company, that all of the requirements of this Indenture for the due authentication and delivery of said Bonds have been duly complied with and that said Bonds, when executed by the Company and authenticated and delivered by the Trustee upon the Company Order referred to above will be the legal, valid and binding obligations of the Company, entitled to all the benefits and security of this Indenture and the lien hereof to the same extent as and on a parity with, as to all of the trust estate, all Bonds thereafter to be issued and outstanding;

                                    (ii) the Vessels listed in Schedule A have
                           been duly documented under the laws of the United States in the name of the Company;

                                    (iii) this Indenture (a) has been duly
                           authorized, executed and delivered by the Company,
                           (b) constitutes the valid and binding obligation of the Company enforceable in accordance with its terms,
                           (c) has been duly filed and recorded at the National Vessel Documentation Center and (d) constitutes a first preferred mortgage lien on each such Vessel under the terms of Chapter 313;

                                    (iv) the requirements, if any, of any
                           mortgage recording tax law or other tax law applicable to the authorization, issuance, authentication, sale or delivery of the Bonds referred to in Subsection (c) of this Section have been duly complied with, or that there are no such requirements; and

                                    (v) all consents, approvals and
                           authorizations of, and all filings and recordings with, any governmental body, agency, commission or instrumentality required in connection with the authorization, issuance, authentication, sale or delivery of the Bonds referred to in Subsection (c) of this Section 901 or required in connection with the creation of the lien intended to be created by this Indenture and with the mortgaging of the Vessels listed in Schedule A have been duly made or obtained, or that no such consent, approval, authorization, filing or recording is required.

Section 902.               Deposit of Certain Sums.

         Prior to or contemporaneously with the issue of Bonds pursuant to
Section 901, the Company shall deposit with the Trustee a sum in cash equal to the amount, if any, by which the aggregate principal amount of the Bonds then being issued and of the Bonds then outstanding exceeds the lesser of (i) the aggregate of the Original

Release Prices of the Vessels then subject to the lien of this Indenture or (ii) 75% of the aggregate fair value to the Company of the Vessels then subject to the lien of this Indenture determined (with respect to each Vessel) as of the date such Vessel shall have been subjected to the lien of this Indenture.

                                    ARTICLE X

                                SUNDRY PROVISIONS

Section 1001.              Possession and Use of Vessels.

         So long as no Event of Default shall have occurred and be continuing, the Trustee shall permit the Company, and the Company (or others to the extent permitted by the Charter) shall be entitled, to retain actual possession and use of the Vessels and the Company shall have the right, from time to time, in its discretion, and without obligation to the Trustee or obtaining a release thereof by the Trustee, to dispose of, free from the lien of this Indenture, any machinery, tools, tackle, apparel, fittings or equipment or any other appurtenances of any Vessel that are no longer useful, necessary, profitable or advantageous in the operation of such Vessel, first or within a reasonable time thereafter replacing the same by new machinery, tools, tackle, apparel, fittings or equipment or other appurtenances of substantially equal value to the Company, which shall forthwith become subject to the lien of this Indenture as a preferred mortgage thereon.

Section 1002. Opinions of Counsel as to Filing and Recording of Indenture and Supplemental Indentures.

         Promptly after the execution and delivery of each supplemental indenture, the Company will furnish to the Trustee an Opinion of Counsel stating that in the opinion of such counsel the supplemental indenture has been properly filed and recorded so as to make effective the lien intended to be created thereby, and reciting the details of the action taken or stating that in the opinion of such counsel no such action is necessary to make such lien effective.

         At least annually after the execution and delivery of the Indenture, the Company will furnish to the Trustee an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording, and refiling of the Indenture as is necessary to maintain the lien of the Indenture, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien.

Section 1003.              No Recourse Against Officers, Directors, etc.

         No recourse for the payment of the principal of (or premium, if any) or the interest on any Bond or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of this Indenture, or any supplemental indenture, or of any Bond, or for any claim based thereon or otherwise in respect thereof, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and any supplemental indenture and the Bonds and all other obligations hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company, or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the bonds or implied therefrom; and that any and all such personal liability of every such incorporator, stockholder, officer or director, as such, is hereby expressly waived and released by every holder as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Bonds.

Section 1004.              Amount of Obligations Secured.

         For the purpose of 46 U.S.C. Section 31321(b)(3) and performance of the covenants contained in this Indenture, the amount of the direct or contingent obligations that are or may be secured by this Indenture, excluding interest, premium (if any), expenses and fees is $75,000,000. The discharge amount is the same as the total amount.

Section 1005.              Detention of Vessels.

         In the event that any Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction or by any Government or other authority, and shall not be released from arrest or detention within the time prescribed by the provisions of Section 1313, the Company hereby authorizes and empowers the Trustee, by its duly appointed representative, in the name of the Company or of its successors or assigns, to apply for, claim, and receive or take possession of such Vessel or Vessels with all rights and powers the Company, its successors or assigns, might have, possess, and exercise in any such event. The power hereby granted shall be irrevocable and may be exercised not only by said representative of the Trustee but also by an appointee or appointees of such representative with full power of substitution, to the same extent as if such appointee or appointees had been named as one of the attorneys above named by express designation. The Company also authorizes and empowers any Person duly acting under the provisions of Article Five to appear, in the name of the Company, its successors or assigns, in any court where a suit may be pending against the Company or against any of the Vessels, because of or on account of any alleged lien against such Vessel and from which it has not been released, and to take such action as they or any of them may deem proper for the defense of such suit and for the release of such Vessel. All expenditures and liabilities made or incurred by them or any of them in the premises, without negligence or bad faith, shall be a debt due from the Company to the Trustee, and shall be secured by the lien of this Indenture, prior to the Bonds.

                                   ARTICLE XI

               RELEASE OF VESSELS; DISPOSITION OF DEPOSITED MONEYS

Section 1101. Releases; Substitutions of Vessels; Instruments to Be Delivered to Trustee.

         At any time after the Company shall have subjected to the lien of this Indenture the Vessels described in Schedule A, the Company shall have the right from time to time to sell or dispose of any of the Vessels, and the Trustee shall release any Vessel so sold or disposed of from the lien of the Indenture, but only upon receipt by the Trustee of the following:

                           (a) An Application of the Company requesting such release and describing each Vessel so to be released (hereinafter in this Section called "the specified Vessel");

                           (b) An Officers' Certificate to the effect that (i) the Company has sold or disposed of, or has contracted to sell or dispose of, the specified Vessel and desires to release the same from the lien of the Indenture, (ii) such sale or disposition is desirable in the conduct of the business of the Company and the specified Vessel is no longer useful or necessary in the conduct of the business of the Company, (iii) the Release Price of the specified Vessel is a stated amount, computed as therein set forth, which amount has been computed in accordance with the terms of this Indenture, (iv) such sale or other disposition does not constitute, and is not being made in connection with, the sale or other disposition of all or substantially all the Vessels owned by the Company, (v) the Company is not in default in the performance of any of the covenants on its part to be performed under this Indenture and no default or

         Event of Default has occurred and is continuing, and (vi) in the opinion of the signers, the proposed release will not impair the security provided by this Indenture in contravention thereof;

                           (c) (i) If solely cash is being deposited with the Trustee in connection with such release, cash in an amount equal to the Release Price of the specified Vessel; (ii) if, contemporaneously with the release of the specified Vessel, one or more vessels are being subjected to the lien of this Indenture as security for the Bonds, the documents referred to in Subsections (b), (c), (d) and (e) of Section 1105, with appropriate changes to reflect the substitution of vessels provided hereby rather than the payment of Deposited Moneys, provided, however, that the Original Release Price (assigned as provided in Subsection (b) of Section 1109) for all vessels so subject shall be at least equal to the Release Price of all specified Vessels being so released; or (iii) if, contemporaneously with the release of the specified Vessel, cash is being deposited plus one or more vessels are being subjected to the lien of this Indenture as security for the bonds, the documents and changes referred to in Subsection (c) (ii), above, provided, however, that the sum of (m) the total, for all vessels being so subjected, of the Original Release Price, plus (n) the amount of cash being deposited with the Trustee shall be at least equal to the sum of (x) the total, for all specified Vessels being so released, of the Release Price of each thereof plus (y) the amount of cash contemporaneously being paid over to the Company or upon its written order out of Deposited Moneys as provided in Section 1105;
                           (d) An Opinion of Counsel to the effect that (i) the documents which have been or are therewith delivered to the Trustee conform to the requirements of this Indenture and (ii) the specified Vessel may properly be released from the lien of the Indenture pursuant to the provisions of this Section; and
                           (e) An Appraiser's Certificate dated not more than 30 days prior to the date of delivery to the Trustee of the Application of the Company required by Subsection (a) above and which (i) conforms to the requirements of Section 103, (ii) contains the statements required by Section 102, (iii) states the fair value of each such Vessel at the date of such Appraiser's Certificate and (iv) states that the proposed release will not impair the security provided by this Indenture in contravention of the provisions hereof.

         Notwithstanding the foregoing provisions of this Section, the Trustee shall release from the lien of this Indenture any Vessel which has become an actual, constructive or agreed total loss at any time or from time to time, upon receipt by the Trustee of (i) the documents described in Subsections (a), (d) and, where required, (e) of this Section, (ii) an Officers' Certificate to the same effect as clauses (iii), (v) and (vi) of the document described in Subsection (b) of this Section, and (iii) subject to the provisions of the last paragraph of Section 1105, payment of the insurance payment with respect to the specified Vessel; provided, however, that until September 25, 2003 to the extent that such insurance payment exceeds the Release Price of such Vessel, such excess amount shall be paid over by the Trustee to or upon the written direction of the Company, and the balance of such payment shall be held as Deposited Moneys, except that, if to the knowledge of the Trustee, no default or Event of Default shall have occurred and be continuing, the Trustee shall pay over to or upon written direction of the Company, on October 10 each year, the part of the balance of such payment which represents the excess over the Release Price of such Vessel on such date. On September 24, 2003, the Trustee shall pay over to or upon written direction of the Company the amount of Deposited Moneys then held by the Trustee under the provisions of this paragraph up to an amount equal to 5% of the aggregate principal amount of Bonds then outstanding.

         No purchaser in good faith of any Vessel purporting to have been released under this Section shall be bound to ascertain the authority of the Trustee to execute the release, or to inquire as to any facts required by the provisions of this Section for the exercise of such authority, or to see to the application of any purchase money for any purpose of this Indenture.

Section 1102.              Releases after Event of Default with Consent.

         The Company, while in possession of the Vessels, may effect the release of any Vessel from the lien of the Indenture in accordance with the provisions of Section 1101, notwithstanding that a default or Event of Default shall have occurred and shall not have been remedied, if in each case the Trustee and the Holders of 25% in principal amount of the Bonds at the time outstanding shall in writing expressly authorize or consent to such release, in which event the Officers' Certificate required by Subsection (b) of Section 1101 need not contain the statement required by clause (v) thereof, but in lieu thereof shall refer to such authorization or consent of the Holders.

Section 1103.              Release at Request of a Receiver or Trustee.

         In case the Vessels shall be in the possession of a receiver or trustee lawfully appointed, the powers in Section 1101 conferred upon the Company with respect to the sale or other disposition and release thereof may, to the extent permitted by applicable law, be exercised by such receiver or trustee (subject in the cases specified in Section 1102 to authorization or consent of the Holders as provided therein), in which case a written request signed by said receiver or trustee shall be deemed the equivalent of the Application of the Company required by Subsection (a) of Section 1101 and a certificate signed by such receiver or trustee shall be deemed the equivalent of the Officers' Certificate required by Subsection (b) of Section 1101. If the Trustee shall be in possession of the Vessels under any provisions of this Indenture, then such powers may be exercised by the Trustee in its discretion.

Section 1104.              Deposited Moneys.

         All moneys received by the Trustee upon the release of any Vessel from the lien of this Indenture, all moneys received by the Trustee as proceeds of insurance upon any Vessel, all moneys, if any, received by the Trustee pursuant to Section 902, and all moneys, if any, received by the Trustee the disposition of which is not elsewhere in this Indenture otherwise specifically provided for (all the above described moneys being in this Indenture sometimes called "Deposited Moneys"), shall be held by the Trustee as further and additional security for the Bonds. Unless an Event of Default shall have occurred and shall not have been remedied, all or any part of the Deposited Moneys, at the request and election of the Company, except as otherwise specifically provided in this Indenture, may be withdrawn from or applied by the Trustee from time to time, as provided in Section 1105. The withdrawal of any such moneys pursuant to the provisions of this Indenture shall not effect a discharge of any obligation of the Company under the Bonds or this Indenture, except to the extent that moneys so withdrawn are applied to the payment and discharge of obligations of the Company under the Bonds or this Indenture.

Section 1105. Withdrawal of Deposited Moneys; Instruments to Be Delivered to Trustee.

         Deposited Moneys at any time held by the Trustee shall be paid over to or upon the direction of the Company by the Trustee upon receipt by the Trustee of the following:

                           (a) An Application of the Company requesting the Trustee to pay over to or as directed by the Company a specified amount of Deposited Moneys;

                           (b) An Officers' Certificate to the effect that (i) the Company has acquired, or contemporaneously with the requested payment of the Deposited Moneys will acquire, a Vessel or Vessels, (ii) the name (if any) and type, home port, official number, gross tonnage and net tonnage of each such Vessel are as specified, (iii) the Company owns and is possessed of each such Vessel, or contemporaneously with the requested payment of the Deposited Moneys will own and be possessed of the same, (iv) each such Vessel is, or contemporaneously with the requested payment of the Deposited Moneys will be, free and clear of all liens, charges and encumbrances whatsoever known to the signers, except liens for wages of the master and crew which have not yet become payable, liens for supplies for which payment is not yet due, and liens or demands arising out of injuries or alleged injuries to seamen which in the opinion of the signers are fully covered by insurance, (v) each such Vessel is, or contemporaneously with the requested payment of the Deposited Moneys will be, duly documented under and pursuant to the laws of the United States, (vi) each such Vessel is in good condition and repair, ordinary wear and tear excepted, seaworthy and in good working order, (vii) insurance on each such Vessel has been effected or arranged for in full compliance with the requirements of Section 1314, (viii) the Original Release Price and Release Percentage assigned to each such Vessel are as specified, (ix) each such Vessel is required for, or will be advantageous in connection with, the conduct of the business of the Company, and (x) the Company is not in default in the performance of any of the covenants on its part to be performed under this Indenture and no default or Event of Default has occurred and is continuing;

                           (c) An Appraiser's Certificate dated not more than 30 days prior to the date of delivery to the Trustee of the Application of the Company required by Subsection (a) above and which (i) conforms to the requirements of Section 103, (ii) contains the statements required by Section 102 and (iii) is to the effect that the fair value of each Vessel described in the Officers' Certificate required by Subsection
         (b) above at the date of such Appraiser's Certificate is as specified;

                           (d) One or more indentures supplemental hereto subjecting to the lien of this Indenture, prior to or contemporaneously with the requested payment of Deposited Moneys, the Vessels described in the Officers' Certificate required by Subsection (b) above as additional and further security for the Bonds, and such one or more instruments supplemental to the Charter as shall be appropriate to subject each such Vessel to the Charter and such other instruments as shall be appropriate to assign the Charter to the Trustee; and

                           (e) An Opinion of Counsel dated the date of the Officers' Certificate required by Subsection (b) above, containing the statements required by Section 102 and to the effect that:

                                    (i) all of the requirements of this
                           Indenture for the due payment of the Deposited Moneys requested have been duly complied with;

                                    (ii) the Vessels described in the Officers'
                           Certificate required by Subsection (b) above have been duly documented under the laws of the United States in the name of the Company;
                                    (iii) this Indenture, including any one or
                           more supplemental indentures subjecting to the lien of this Indenture the Vessels described in the Officers' Certificate required by Subsection (b) above, (a) has been duly authorized, executed and delivered by the Company, (b) constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, (c) has been filed and duly recorded at the United States Coast Guard National Vessel Documentation Center and (d) constitutes a first preferred mortgage lien on each such Vessel under the terms of Chapter 313;

                                    (iv) all consents, approvals authorizations
                           of, and all filings and recordings with any governmental body, agency, commission or instrumentality required in connection with subjecting to the lien of this Indenture the Vessels described in the Officers' Certificate required by Subsection (b) above have been duly made or obtained, or that no such consent, approval, authorization filing or recording is required; and

                                    (v) the Charter, including any one or more
                           supplemental instruments thereto subjecting thereto any of the Vessels described in the Officers' Certificate required by Subsection (b) above, has been duly authorized, executed and delivered by the respective parties thereto and constitutes the valid and binding obligation of the respective parties thereto in accordance with its terms and the Charter has been assigned to the Trustee.

         Upon delivery to the Trustee of the Application, certificates, opinion and other instruments required to be delivered as aforesaid, and if to the knowledge of the Trustee no Event of Default shall have occurred and be continuing, the Trustee shall pay over to the Company or upon its written order out of Deposited Moneys an amount equal to the Original Release Price assigned to each such Vessel or equal to 75% of the fair value of each such Vessel (certified as provided in Subsection (c) above, if so required by such Subsection).

         Notwithstanding the foregoing provisions of this Section, if, to the knowledge of the Trustee, no Event of Default shall have occurred and be continuing, any insurance payment made to the Trustee on or after September 25, 2003 pursuant to Subsection (j) of Section 1314 for an actual, constructive or agreed total loss (i) shall, to the extent that the Release Price of the Vessel to which such insurance payment relates, when taken together with the aggregate Release Prices of Vessels to which any such insurance payments theretofore, but on or after September 25, 2003, made relate, does not exceed an aggregate amount equal to the difference, if any, between (a) 5% of the aggregate principal amount of Bonds outstanding at the time of such payment and (b) the amount, if any, paid by the Trustee on September 24, 2003, to or upon the written direction of the Company pursuant to the last sentence of the penultimate paragraph of
Section 1101 (the amount of such difference equal to said percentage being herein called the "refundable amount"), be paid over by the Trustee to or upon the written direction of the Company and (ii) if the refundable amount has theretofore been, or is then being, paid over to the Company by the Trustee, shall, to the extent that such insurance payment or any part thereof exceeds the applicable Release Price of the Vessel to which said payment relates, computed on the date of such loss, be paid over by the Trustee to or upon the written direction of the Company, and the balance of such payment shall be held by the Trustee as Deposited Moneys, and on September 25 in each year thereafter, if to the knowledge of the Trustee, no Event of Default shall have occurred and be continuing, the Trustee shall pay over to or upon the written direction of the Company, on such September 25 in each year, the part of the balance of such payment which represents the excess over the Release Price of such Vessel on such date; provided, however, that if any insurance payment be made to the Trustee pursuant to Subsection (j) of Section 1314 for an actual, constructive or agreed total loss resulting from the simultaneous loss of two or more Vessels, and if (x) the aggregate Release Prices of such Vessels plus (y) the aggregate Release Price of Vessels, which did not exceed the refundable amount, to which insurance payments theretofore made relate, shall exceed the refundable amount, then such insurance payment shall, to the extent of the refundable amount not theretofore paid over by the Trustee, be paid over by the Trustee to or upon the written direction of the Company, and any balance of such insurance payment shall then be allocated to the Vessels lost in proportion of their respective Release Prices and be disposed of as provided in (ii) above.

Section 1106.              Investment of Deposited Moneys and Other Funds by
                           Trustee.

         Deposited Moneys at any time held by the Trustee shall, at the request of the Company, evidenced by an Application of the Company, be invested or reinvested by the Trustee in such Investment Securities, as may be listed in said Application, or shall be applied to the purchase of Bonds, and until an Event of Default shall, to the knowledge of the Trustee, have occurred and be continuing, any net income on such Investment Securities which may be received by the Trustee shall be forthwith paid to the Company. Such Investment Securities and Bonds shall be held by the Trustee subject to the same provisions hereof as the funds used to purchase the same, but upon a like request of the Company, the Trustee shall sell all or any designated part of the Investment Securities and the proceeds of such sale shall be held by the Trustee subject to the same provisions hereof as the funds used to purchase the Investment Securities so sold. If such sale shall produce a net sum less than the cost of the Investment Securities so sold, the Company covenants that it will pay promptly to the Trustee such amount of cash as with the net proceeds from such sale will equal the cost of the Investment Securities so sold, and if such sale shall produce a net sum greater than the cost of the Investment Securities, the Trustee shall promptly pay to the Company an amount in cash equal to such excess, unless an Event of Default shall, to the knowledge of the Trustee, have occurred and be continuing. Subject to the foregoing provisions of this Section, the Trustee shall not be under any obligation to pay interest to the Company on Deposited Moneys except such, if any, as during the period it may generally allow on similar funds or as it may agree to pay, and, unless an Event of Default shall, to the knowledge of the Trustee, have occurred and be continuing, any interest so allowed by the Trustee shall be paid over to the Company.

         Deposited Moneys at any time held by the Trustee need not be segregated by it in any manner from any other moneys except to the extent required by applicable law.

         If the Trustee shall receive any charter hire under the provisions of the Assignment or any other funds for the purpose of making specific interest instalment payments or for the purpose of making specific payments required by the Sinking Fund provided in this Indenture, or if the Trustee shall receive any other funds hereunder which are required to be applied to the payment of all or a part of the principal of the Bonds and the premium, if any, or interest thereon more than 20 days prior to the date on which any such charter hire or other funds are required to be applied by the Trustee, then such charter hire or other funds shall be held, or, at the request of the Company evidenced by an Application of the Company, shall be invested and reinvested in Investment Securities having maturities of not more than one year from the date of acquisition thereof which shall be held in accordance with and subject to the provisions of the first paragraph of this Section until such time as such charter hire or other funds are required to be applied by the Trustee for the purpose for which such charter hire or other funds have been received, and the provisions of this Section with respect to payment to the Company of interest earned on the investment or reinvestment of Deposited Moneys, the obligation of the Company to pay to the Trustee any loss realized on the sale of the Investment Securities and the right of the Company to receive any gain realized on any such sale shall apply with respect to the investment or reinvestment of such charter hire or other funds.

Section 1107.              Deposit of Deposited Moneys for Account of Trustee.

         So long as no Event of Default shall have occurred and be continuing, Deposited Moneys shall, at the request of the Company evidenced by an Application of the Company, be deposited in trust for the account of the Trustee in any bank or trust company or in more than one such bank or trust company, as shall be designated in said Application; provided, however, that such bank or trust company shall, at the date of such Application, be a member of The Cincinnati, New York or Boston Clearing House Associations and have a combined capital and surplus of at least $5,000,000; provided, further, however, that such bank or trust company shall agree in writing with the Trustee to hold all funds so deposited with it in trust for the benefit of the Trustee and the Holders, but the funds so deposited need not be segregated from other funds except to the extent required by applicable law. The Trustee shall not be liable by reason of any failure of any bank or trust company in which any funds shall be deposited pursuant to this Section to account in full for all funds so deposited with it.

Section 1108.              Application of Deposited Moneys on Default.

         If an Event of Default shall have occurred and be continuing, Deposited Moneys shall be applied only to the purposes specified in, and in accordance with the provisions of, Section 511.

Section 1109.              Original Release Price, Release Percentage and
                           Release Price.

         With respect to each of the Vessels, and any vessel hereafter subjected to the lien of this Indenture by a supplemental indenture, the Original Release Price, the Release Percentage and the Release Price shall be determined as follows:

                           (a) With respect to the Vessels described in Schedule A hereto annexed, the Original Release Price and Release Percentage for each such Vessel shall be as set forth herein.

                           (b) Subject to the provisions of Subsection (a) of this Section, whenever any Vessel shall be subjected to the lien of this Indenture by a supplemental indenture, the Company shall assign to such Vessel:

                                    (i) such Release Percentage as it may elect
                           (being a specified portion of the then indebtedness stated as a percentage thereof); provided, however, that such Release Percentage shall in no event (a) operate to affect the Release Percentages assigned to

                           Vessels then subject to the lien of this Indenture, or (b) exceed the difference between 100% and the aggregate of the Release Percentages assigned to all Vessels then subject to the lien of this Indenture; and

                                    (ii) an Original Release Price computed by
                           multiplying the then indebtedness by the Release Percentage so assigned.

                           Any Vessel released from the lien of the Indenture with respect to which the proceeds received by the Trustee in connection with its release then remain as Deposited Moneys under this Indenture shall be deemed then subject to the lien of the Indenture for the purposes of clause (b) of subparagraph (i) of this Subsection (b).

                           (c) If at any time the aggregate of the Release Percentages assigned to all Vessels then subject to the lien of the Indenture shall be less than 100%, each such Release Percentage shall be proportionately increased so that the total of such Release Percentages shall equal 100%. Any Vessel released from the lien of the Indenture with respect to which the proceeds received by the Trustee in connection with its release remain as Deposited Moneys under this Indenture at such time shall be deemed then subject to the lien of the Indenture for the purposes of the calculation and adjustment of Release Percentages provided in this Subsection (c). Release Percentages assigned as herein provided shall not otherwise be subject to change or adjustment.

                           (d) The Release Price of any Vessel shall, as at any particular time, be computed by multiplying the then indebtedness by the Release Percentage assigned to such Vessel.

                           (e) The term "indebtedness" whenever used in this Section shall mean the then unpaid principal amount of the Bonds outstanding.

                                   ARTICLE XII

                             SUPPLEMENTAL INDENTURES

Section 1201.              Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (1) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by any such successor of the covenants of the Company herein and in the Bonds contained; or

                           (2) to add to the covenants of the Company, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                           (3) to correct or amplify the description of any Vessels at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any Vessels subject to or required to be subjected to the lien of this Indenture, or to transfer, mortgage, assign and pledge to the Trustee, and to subject to the lien of this Indenture, additional vessels or security; or

                           (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this

         Indenture, provided such action, as evidenced by a Board Resolution, shall not adversely affect the interest of the Holders.

Section 1202.              Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the outstanding Bonds, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Bond affected thereby,

                           (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Bond, or reduce the principal amount thereof or the interest thereon or any amount or premium payable upon the redemption thereof, whether by operation of the Sinking Fund or otherwise, or change the place of payment, or the coin or currency in which any Bond or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or create any liens prior to the lien of this Indenture or terminate or impair the lien of this Indenture, or

                           (2) reduce the percentage in principal amount of the outstanding Bonds, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                           (3) modify any of the provisions of this Section or
         Section 522, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Bond affected thereby.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 1203.              Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel complying with Section 103 and stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 1204.              Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 1205.              Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 1206.              Reference in Bonds to Supplemental Indentures.

         Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Bonds.

                                  ARTICLE XIII

                                    COVENANTS

Section 1301.              Payment of Principal, Premium and Interest.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Bonds in accordance with the terms of the Bonds and this Indenture.

Section 1302.              Maintenance of Office of Agency.

         The Company will maintain an office or agency in the Borough of Manhattan, the City of New York, where Bonds may be presented or surrendered for payment, where Bonds may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Bonds and this Indenture may be served. The Company initially appoints the Trustee as its agent for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Bonds may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in said Borough of Manhattan, for said purposes.

Section 1303.              Money for Bond Payments to Be Held in Trust.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Bonds, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                           (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (2) give the Trustee notice of any default by the Company (or any other obligor upon the Bonds) in the making of any payment of principal (and premium, if any) or interest; and

                           (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent or then held by the Company in trust for the payment of the principal of (and premium, if any) or interest on any Bond and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1304.              Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company (which need not comply with Section 102), stating, as to each signer thereof, that

                           (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision and

                           (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default (other than one which has been cured) in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

Section 1305.              Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1306.              Intentionally Omitted.

Section 1307.              Sundry Covenants.

                           (a) The Company lawfully owns the Vessels and will warrant and defend the title and possession thereto and to every part thereof to the Trustee for the benefit of the Holders against the claims and demands of all Persons whomsoever.

                           (b) The Company will not engage in any unlawful trade or violate any law or carry any cargo that will expose any Vessel to penalty, forfeiture or capture, will not do, or suffer or permit to be done, anything which can or might injuriously affect the registration or enrollment of any Vessel under the laws and regulations or the United States, will keep each Vessel duly documented thereunder, and will not change the flag of any Vessel.

                           (c) The Company will maintain and preserve, or cause to be maintained and preserved, each Vessel in good running order and repair, ordinary wear and tear excepted, and will cause all equipment and parts thereof which become worn out, broken or damaged to be repaired or replaced. Commencing in the year 1999, the Company will furnish to the Trustee on or before February 25 of each year a certificate of an Engineer or other expert (who may be in the employ of the Company or a Subsidiary) satisfactory to the Trustee to the effect that the Company, as of a date not more than 60 days preceding the date of such certificate, was not in default in compliance with the covenants in this Subsection. The Company covenants that each Vessel will at all times comply with all applicable United States laws, treaties and conventions, and rules and regulations issued thereunder, the violation of which would have a material adverse effect on the Company's operations or financial condition, or on the right, title or interest of the Company in and to the Vessels, and will have on board, when required thereby, valid certificates showing compliance therewith. Nothing contained in this subsection shall prevent the Company from laying up any Vessel which it deems advisable to lay up temporarily or indefinitely.

                           (d) Intentionally omitted.
Section 1308.              Maintenance of Lien as First Preferred Mortgage under
                           Chapter 313.

         The Company will comply with the provisions of Chapter 313, in order to establish and maintain the lien of this Indenture as a preferred mortgage thereunder upon each Vessel and upon all additions, renewals, improvements and replacements made in or to the same; and will do such other acts, and execute and deliver such other deeds, conveyances, mortgages, transfers and assurances as the Trustee shall reasonably require for the better assuring, conveying, transferring, mortgaging, assigning and confirming each Vessel unto the Trustee in order more effectively to subject the Vessels to the lien of this Indenture as security for and for the benefit and protection of the Bonds.

Section 1309.              Inspection of Vessels.

         The Trustee or its representatives shall be entitled, at the expense of the Company, but shall be under no obligation, to inspect each Vessel and its cargo and marine documents at any reasonable time upon written notice to the Company. At the request of the Trustee, the Company will deliver for inspection copies of any and all contracts and documents relating to any Vessel.

Section 1310.              Prohibition Against Liens on Vessels, etc.

         Neither the Company, the Charterer, the master of any Vessel nor any other Person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon any Vessel or upon any hire, freights, earnings, revenues, profits and income therefrom subject, or intended to be subject, to the lien hereof, any lien whatsoever other than liens for wages of the master and crew and salvage. The Company will place and retain on board each tugboat and towboat subject to the lien of this Indenture a true copy of the Charter relating thereto and a properly certified copy of this Indenture, any indenture supplemental hereto relating to such Vessel and any amendment hereto, and will cause the same to be exhibited, together with the document of the Vessel, to the extent required by Chapter 313, to any and all Persons having business with each such Vessel which might give rise to a lien thereon (other than liens for wages of the master and crew or salvage) or to any sale, conveyance, mortgage or lease thereof; and, in the case of each tugboat or towboat, will cause to be kept prominently displayed in the Master's cabin and the wheelhouse thereof, a notice in durable form as follows:

                    "Notice of Preferred Mortgage and Charter

         This vessel is owned by Midland Enterprises Inc., is covered by an Indenture of First Preferred Ship Mortgage to The Chase Manhattan Bank, Trustee, under Chapter 313 of Title 46 of the United States Code, and is under charter to Orgulf Transport Co. Under said mortgage and charter, neither owner, charterer, master nor any other person has any right, power or authority to create, incur or permit to be imposed upon this vessel, its hire, freights, earnings, revenues, profits and income, any lien other than for wages of the master and crew or salvage."

Section 1311.              Liens or Encumbrances on Vessels Not Permitted;
                           Discharge Thereof.

         The Company will not permit to continue any lien, encumbrance or charge upon any Vessel or upon any hire, freights, earnings, revenues, profits and income therefrom subject, or intended to be subject, to the lien hereof, other than liens thereon permitted by Sections 1310 and 1312, and in due course, and in any event within 30 days after the same becomes due and payable, will pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all claims or demands which if unpaid might constitute or create a lien, encumbrance or charge on any Vessel or the hire, freights, earnings, revenues, profits and income therefrom, or will cause such Vessel to be released and discharged from any such lien, encumbrance or charge therefor.

Section 1312. Prohibitions Against Liens or Encumbrances by Company and Barge Line Subsidiaries on their Properties; Exceptions.

         The Company will not, and will not permit any Barge Line Subsidiary to, at any time directly or indirectly create, assume or permit to exist any mortgage, pledge, lien or encumbrance upon any of its property, real or personal, whether now owned or hereafter acquired, except the following:

                           (a) This Indenture and any other mortgage, indenture, pledge, lien, assignment or encumbrance given as security for the Bonds;

                           (b) The Charter (including subcharters permitted thereunder) and any assignment of charter hire thereunder to the Trustee or any assignment of such charter hire to any other Person or Persons; provided, however, any such assignment to other than the Trustee shall be fully subject and subordinate to the rights of the Trustee under any such assignment to the Trustee;

                           (c) Mortgages, pledges, liens or encumbrances on vessels acquired or constructed by the Company or any Barge Line Subsidiary, such mortgages, pledges, liens and encumbrances being hereinafter in this subsection called "such liens"; subject, however, to the following conditions:

                                    (i) No such liens shall spread to any
                           property now or hereafter subject to the lien hereof or required so to be;

                                    (ii) The principal amount of any
                           indebtedness secured by such liens shall not when incurred exceed the sum of (x) 80% of the Fair Value of the vessels subjected thereto, plus (y) 100% of any amount in cash deposited by the Company or any Barge Line Subsidiary as additional security for such indebtedness, whether deposited with or for the account of the lender or otherwise and whether held in cash or invested in Investment Securities, after deducting all sums previously withdrawn from the amount so deposited;

                                    (iii) The Fair Value of a vessel under
                           construction shall, whether or not title to such vessel or the completed portion thereof shall have passed to the Company or any Barge Line Subsidiary, be deemed to be that portion of the contract price thereof paid prior to or concurrently with the time at which the determination of such Fair Value is required to be made; and

                                    (iv) All mortgages, pledges, liens and
                           encumbrances which are created or assumed to secure the same indebtedness may be deemed to constitute a single security device securing such indebtedness for purposes of determining whether such mortgages, pledges, liens and encumbrances are such liens permitted hereunder to be so created or assumed;

                           (d) Mortgages, pledges, liens or encumbrances described in Sub-sections (a), (b), (c) and (g) of this Section on vessels which are subjected to any such lien to obtain the release from such lien or from other liens securing the same indebtedness of (i) any vessel subject to such lien which has become an actual, constructive, or agreed total loss or (ii) funds subjected to such lien or other liens securing the same indebtedness as a result of any such loss or as a result of an event of the kind specified in Section 1315 with respect to a vessel subject to such lien;

                           (e) Liens of taxes or assessments or governmental charges or levies not then due and delinquent or the validity or amount of which is being contested in good faith and against which an adequate reserve has been established; pledges or deposits to secure public or statutory obligations or to secure performance in connection with bids or contracts; materialmen's, mechanic's, carrier's, workmen's, repairmen's or other like liens, or deposits to obtain the release of such liens; deposits to secure surety, stay, appeal or customs bonds; liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings; zoning restrictions, easements, rights or way or other restrictions on the use of real property or minor irregularities in the title thereto; and any other liens and encumbrances similar to those described in this Subsection, the existence of which do not, in the opinion of the Board of Directors of the Company or of any Barge Line Subsidiary, as the case may be, materially impair the use by the Company or the Barge Line Subsidiary of the affected property in the operation of the business of the Company or the Barge Line Subsidiary or the value of such property for the purposes of such business or businesses;

                           (f) Subject to Section 1319(c) in the case of a Barge Line Subsidiary, any mortgage, pledge, lien or encumbrance upon the stock of any Subsidiary or upon property (other than vessels) owned by the Company or by a Subsidiary created or assumed upon or in connection with the acquisition of such property by the Company or such Subsidiary or to secure indebtedness of the Company or a Subsidiary for money borrowed;

                           (g) Existing Leases and the Existing Mortgage and the charter parties and assignments of charter hire referred to therein and any and all other instruments or agreements referred to in or permitted by any of them; and

                           (h) Charter parties and subcharters and assignments of charter hire thereunder of any vessel at the time not subject to this Indenture or the Existing Mortgage, including without limitation any lease, charter or subcharter (including any sale-leaseback transaction) which may be capitalized in accordance with generally accepted accounting principles (excluding, however, any lease, charter or subcharter under which the Company or the Barge Line Subsidiary has or will have the right to have ownership of the vessel transferred to it at termination without payment of additional consideration or has an option which would be considered a bargain purchase option under generally accepted accounting principles or the term of which is substantially equal to the estimated economic life of the underlying asset as determined in accordance with generally accepted accounting principles);
provided, however, that nothing contained herein shall be construed to permit the existence of any mortgage, pledge, lien or encumbrance upon any Vessel in contravention of the provisions of Sections 1310, 1311 and 1316.
Section 1313. Notice to Trustee of and Release of Vessels from Libels or Liens Against Vessels, etc.

         If a libel shall be filed or lien asserted against any Vessel or if any Vessel shall be otherwise attached, levied upon or taken into custody or sequestered by virtue of any legal proceeding in any court or tribunal, the Company will promptly notify the Trustee and will, within 20 days thereafter, cause the affected Vessel to be released and all liens thereon to be discharged and will promptly notify the Trustee thereof; provided, however, that if the Company or the Charterer of any Vessel shall invoke the benefit of the provisions of 46 U.S.C. ss.ss. 181 through 186, inclusive, and all acts amendatory thereof and supplementary thereto providing for the limitation of the liability of shipowners, then and in that event the release and discharge of the affected Vessel shall be effected within 20 days from the date of the order of the District Court for the payment into the Registry of said Court, or for the giving of a stipulation for the payment into the Registry of said Court, of the amount of the value of the petitioner's interest, as appraised, in said Vessel and its pending freight, if any; and provided, further, that in any such proceeding to limit liability the Vessel shall not be surrendered or offered to be surrendered to a trustee as provided in said statutes without the prior written consent of the Trustee.

Section 1314.              Insurance.

         The Company agrees that so long as any of the Bonds shall be outstanding:

                           (a) The Company will cause insurance to be carried and maintained with respect to the Vessels with responsible underwriters, insurance companies or funds selected by the Company against all such risks, with such coverage, in such form, and in such amounts as, in the opinion of marine insurance brokers selected by the Company, is customarily maintained with respect to similar vessels by companies having similar operations. Each policy shall provide for at least 10 days' prior written notice by such underwriters, insurance companies or funds, as the case may be, to the Trustee in the event of termination thereof by reason of non-payment of premiums, commissions, assessments, club calls or advances or in accordance with any expressed rights of cancellation they may have.

                           (b) In no event shall either hull insurance or protection and indemnity insurance with respect to the Vessels be in an amount less than one hundred and fifteen percent (115%) of (i) the aggregate principal amount of the Bonds at the time outstanding less
         (ii) the amount of all Deposited Moneys then held by the Trustee pursuant to Section 1104 or for the account of the Trustee pursuant to
         Section 1107. Such insurance shall, so far as practicable, be distributed among each of the Vessels in approximate proportion to their respective Release Percentages and may provide for policy franchise or deductible average (i) with respect to hull insurance as is customarily maintained with respect to similar vessels by companies having similar operations, not to exceed $1,000,000 with respect to all Vessels covered by the Charter for loss or damage arising from one occurrence and (ii) with respect to protection and indemnity insurance as is customarily maintained with respect to similar vessels by companies having similar operations.

                           (c) Charterer, at its expense, shall maintain coverage under the Standard Water Quality Insurance Syndicate, or comparable policy form providing statutory coverage under the Comprehensive Environmental Response Compensation and Liability Act, as amended, and coverage under the Oil Pollution Act of 1990 with a limit of at least five million dollars ($5,000,000) per occurrence.

                           (d) In no event shall employer's liability insurance be less than $100,000 per person and $300,000 per accident nor workmen's compensation insurance be less than may be required under all applicable Federal and state laws.

                           (e) The Company shall cause each of the Vessels to be insured against war risks under such form of policy as may be in general use by underwriters of such insurance at the time (or under or through contracts made with any government), if reasonably available, during any voyage that any such Vessel may make in any waters where war-like operations (other than peacetime military maneuvers or activities) are being conducted.

                           (f) The policies, binders, covernotes or certificates evidencing insurance maintained in compliance with this Section shall, at the request of the Trustee, be delivered to the Trustee for safekeeping and inspection by the Holders or the Company on demand.

                           (g) Contemporaneously with the delivery of this Indenture and from time to time upon request and in any event on or before June 1 of each year, commencing with the year 1999, the Company shall furnish to the Trustee a certificate of marine insurance brokers selected by the Company which shall include (i) a schedule of the insurance maintained with respect to the Vessels by the Company or by the Charterer, (ii) a statement that in the opinion of said brokers the insurance so maintained is with acceptable underwriters, insurance companies or funds and is against such risks, with such coverage, in such form, and in such amounts as is customarily maintained with respect to similar vessels by companies having similar operations, and
         (iii) a statement that there was no failure to observe or comply with any of the covenants contained in Subsections (a), (b), (c), (d), (e) and (i) of this Section as of a date not more than 30 days preceding the date of such certificate.
                           (h) The Company will not do or suffer or permit to be done any act whereby any insurance required to be maintained by this
         Section is or may be impaired, suspended or defeated and will not suffer or permit any of the Vessels to engage in any voyage or to carry any cargo not permitted to be carried under the policies of insurance then in effect without first covering the Vessel or Vessels for such voyage with insurance in nature, amount and terms approved by marine insurance brokers selected by the Company.

                           (i) All insurance whatsoever carried with respect to the Vessels (except workmen's compensation insurance and liability insurance other than protection and indemnity insurance and collision liability insurance), whether in compliance with the terms of this Indenture or as additional protection for the Company, by its terms shall be payable, and claims thereunder shall be paid, to the extent permitted by applicable law, to the Trustee as its interest may appear; provided, however, that except during the continuance of an Event of Default of which the Trustee shall have knowledge and the underwriters shall have received written notice (1) in the case of any partial loss (except a loss covered either by protection and indemnity insurance or by collision liability insurance) for which the insurance carrier shall be required to pay an amount not exceeding $250,000 in aggregate amount, the underwriters may pay directly for repairs, salvage or other charges or, if the Company and the Charterer or subcharterer shall have furnished evidence that either has in fact paid for the full repair of the damage or secured complete discharge of its liability for salvage or other charges insured against, then the underwriters may reimburse the Company and such Charterer or subcharterer therefor, as their interests may appear; (2) in the case of any partial loss (except a loss covered either by protection and indemnity insurance or by collision liability insurance) for which the insurance carrier shall be required to pay an amount exceeding $250,000 in aggregate amount, other than an actual, constructive or agreed total loss, the Trustee shall consent that the underwriters may pay directly for repairs, salvage or other charges or, if the Company and the Charterer or subcharterer shall have furnished evidence that it has in fact paid for the full repair of the damage or secured complete discharge of its liability for salvage or other charges insured against, shall consent that the underwriters reimburse the Company and such Charterer or subcharterer therefor, as their interests may appear; and (3) in the case of any loss covered by protection and indemnity insurance or by collision liability insurance, underwriters may pay directly to the Company and the Charterer or subcharterer to reimburse it for any loss, damage or expense incurred and in fact paid by it or, if the Company or such Charterer or subcharterer shall not have in fact paid such loss, damage or expense, then such claims may be paid directly to the party to whom any such liability has been incurred.
                           (j) Payments for actual, constructive or agreed total loss shall be made to the Trustee, and shall be applied, subject to Subsection (k) of this Section, as provided in Article Eleven.

                           (k) If to the knowledge of the Trustee an Event of Default or an event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, any and all moneys received by the Trustee on account of insured losses of every kind shall be held by the Trustee and applied in the manner provided in Section 511 hereof; provided, however, that the Trustee may, in its discretion, apply or consent that the brokers or adjusters may apply the proceeds of insurance, except payments as and for an actual, constructive or agreed total loss, to the satisfaction and discharge of the liability or to the repair of the damage in respect of which such proceeds were paid.

                           (l) In the event that any Vessel be seized under process, the Trustee is authorized, if the Company shall in writing so request, to agree in writing with any Person executing as surety a bond releasing the Vessel from such process to hold for the benefit of such surety any insurance moneys received by the Trustee as a result of the event upon which such process was issued as security for indemnification of such surety against liability upon said bond.

Section 1315. Lien Attaches to Claim for Compensation or Award in Event of Requisition.

         Subject to the provisions of the Charter entitling the Charterer to receive the compensation, purchase price, reimbursement or award hereafter referred to in this Section, in the event that title or ownership of any Vessel shall be requisitioned, purchased or taken by any Government of any country or any agent thereof, the lien of this Indenture shall be deemed to attach to the claim for compensation, and the compensation, purchase price, reimbursement or award shall be payable to the Trustee; and the Company shall promptly execute and deliver such documents, if any, and shall promptly do and perform such acts, if any, as in the opinion of the Trustee may be necessary or useful to facilitate or expedite the collection by the Trustee of such compensation, purchase price, reimbursement or award.

Section 1316.              Payment of Taxes, Assessments, etc.

         The Company will pay and discharge or cause to be paid and discharged, when due and payable, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on any Vessel or upon any freights, profits, hire or other income therefrom and all lawful claims which if unpaid might become a lien or charge upon the Vessels or any of them; provided, however, that the Company may contest the validity or amount of any of the foregoing if an adequate reserve for the payment therefor is established by the Company and if the interest or rights of the Trustee shall in no way be prejudiced or impaired thereby. Nothing contained in this Section shall modify or alter the obligations of the Company under Section 1313.

Section 1317.              Intentionally Omitted.

Section 1318.              Intentionally Omitted.

Section 1319. Limitations on Disposition of Capital Stock of Barge Line Subsidiaries; Limitation on Indebtedness of Barge Line Subsidiaries, etc.

                           (a) The Company will not (i) sell, transfer or otherwise dispose of any shares of capital stock of any Barge Line Subsidiary (except as permitted under Section 1312) or any indebtedness of any Barge Line Subsidiary, (ii) permit any Barge Line Subsidiary to issue or sell any shares of stock of any class of such Barge Line Subsidiary to any Person other than the Company, except for the purpose of qualifying directors, or (iii) permit any Barge Line Subsidiary to consolidate or merge with or into any other corporation except the Company or another Barge Line Subsidiary or to sell, lease or otherwise dispose of its properties as an entirety or substantially as an entirety except to the Company or another Barge Line Subsidiary; provided, however, that any such transactions may be effected by the Company and/or any Barge Line Subsidiary with one or more corporations engaged in the barge line business if upon the completion of any such transaction each corporation which shall operate any part of the business of the Barge Line Subsidiary affected by such transaction shall be a Subsidiary of the Company; and provided also that the stock or properties of any Barge Line Subsidiary may be disposed of as an entirety for a consideration deemed fair to the Company by the Board of Directors, subject to compliance with the provisions of this Indenture to the extent applicable.

                           (b) The Company may take such action as it shall deem appropriate for the purpose of incorporating any Barge Line Subsidiary under the laws of another state.

                           (c) The Company will not permit any Barge Line Subsidiary to create, assume or incur, or become or be liable in respect of any Funded Debt in excess of $1,000,000, other than (i) indebtedness to the Company or to a Subsidiary of the Company or (ii) indebtedness secured by mortgages, pledges, liens or encumbrances of the character permitted by Subsection (c) of Section 1312.
 Section 1320.              Performance of Charter Agreements; Termination and
                           Amendment Thereof.

         The Company will promptly perform all the duties and obligations required by the Charter to be performed by it and will promptly notify the Trustee of any claim by the Charterer of non-performance by the Company thereunder. Except as hereinafter provided in this Section, the Company will not terminate the Charter, consent to any modification or amendment thereof, waive or release any obligation of the Charterer, or consent to any act or omission by the Charterer which would, without such consent, constitute a default thereunder, or fail promptly and diligently to exercise each and every right which it may have under the Charter. The Company may terminate the Charter and may consent to any modification or amendment thereof if such termination, modification or amendment does no more than (1) eliminate from the operation of the Charter one or more Vessels released from the lien of this Indenture in accordance with the provisions of Article Eleven hereof and (2) in connection with any such elimination, either (a) provide for the chartering under the Charter of an additional vessel or vessels which shall contemporaneously therewith be subjected to the lien of this Indenture and for an adjustment in the charter hire payable to the Company under such Charter so that the aggregate charter hire payable under the Charter shall remain the same or (b) reduce the aggregate charter hire payable to the Company under the Charter by an amount which bears the same ratio to such aggregate charter hire as the aggregate Release Prices of the Vessels so released bears to the aggregate Release Prices of all Vessels subject to the lien of this Indenture; provided, however, that after giving effect to any such reduction, the amount of charter hire payable on each payment date under the Charter shall not be less than an amount equal to any installments of interest and Sinking Fund payments on the Bonds which may then be overdue, all interest which will become due on the Bonds on the next succeeding Interest Payment Date, the Sinking Fund payment, if any, which shall become due with respect to the Bonds on such next succeeding Interest Payment Date, and any and all obligations of the Company under the Bonds or the Indenture which may then be due and unpaid. The Company will promptly deliver to the Trustee a copy of each demand, notice, communication or other document (except those received in the regular course of business) delivered to it in any way relating to the Charter.

Section 1321. Charter Hire Received by Company Payable over to Trustee; Charter Subordinate to Indenture.

         The execution, delivery or performance of the Charter or any assignment of charter hire thereunder shall not be or be deemed to be a violation of, or a default in the observance or performance by the Company of, any covenant or condition contained herein. All moneys and claims for moneys due and to become due from the Charterer under the Charter shall be payable in accordance with the provisions of any such assignment, and if the Company should receive any part of the charter hire under the Charter payable to the Trustee it will remit the same to the Trustee in the form received, with due indorsement when necessary.

         The Charter, and any subcharter of any Vessel, shall be in all respects subject and subordinate to the lien hereof. So long as the Charterer shall not be in default under any of the terms and provisions of the Charter, the Charterer shall be entitled to the possession and use of the Vessels under the terms of the Charter and to exercise all rights granted thereby.

Section 1322. Prohibition Against Permitting Set-offs on Behalf of Charterer to Arise.

         The Company will not permit or suffer to exist any advances or other charges which may be interposed by way of set-off by the Charterer under the Charter, and in the event that any such advances shall be made by the Charterer to the Company, the Company shall promptly repay the same to the Charterer.

Section 1323.              Waiver of Certain Covenants.

         Any provision in this Indenture to the contrary notwithstanding, the Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1304 through 1322, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Bonds at the time outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full effect.

                                   ARTICLE XIV

                               REDEMPTION OF BONDS

Section 1401.              Right of Redemption.

         The Bonds may be redeemed otherwise than through the operation of the Sinking Fund provided for in Article Fifteen at the election of the Company, as a whole or from time to time in part, at any time, at the Redemption Prices specified in the form of Bond hereinbefore set forth for redemption otherwise than through the operation of the Sinking Fund, together with accrued interest to the Redemption Date.

Section 1402.              Applicability of Article.

         Redemption of Bonds at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

Section 1403.              Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Bonds shall be evidenced by a Board Resolution. In the case of any redemption at the election of the Company of less than all of the Bonds, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Bonds to be redeemed.

Section 1404.              Selection by Trustee of Bonds to Be Redeemed.

         If less than all the Bonds are to be redeemed, the particular Bonds to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Bonds not previously called for redemption, by lot or such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal of Bonds of a denomination larger than $1,000.

         The Trustee shall promptly notify the Company in writing of the Bonds selected for redemption and, in the case of any Bond selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Bonds shall relate, in the case of any Bonds redeemed or to be redeemed only in part, to the portion of the principal of such Bond which has been or is to be redeemed.

Section 1405.              Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Bonds to be redeemed, at his address appearing in the Bond Register. Failure of any Holder of Bonds to receive such notice, or any defect therein, shall not affect the validity of such redemption.

         All notices of redemption shall state:

                           (1)  the Redemption Date,

                           (2)  the Redemption Price,

                           (3) if less than all Outstanding Bonds are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Bond to be redeemed,

                           (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Bond, and that interest thereon shall cease to accrue on and after said date,

                           (5) the place or places where such Bonds are to be surrendered for payment of the Redemption Price, and

                           (6) that the redemption is for the Sinking Fund, if
such is the case.

         Notice of redemption of Bonds to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.

Section 1406.              Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1303) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Bonds or portions thereof which are to be redeemed on that date.

Section 1407.              Bonds Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Bonds so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price or accrued interest) such Bonds shall cease to bear interest. Upon surrender of any such Bond for redemption in accordance with said notice such Bond shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on the Redemption Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Bonds, or one or more Predecessor Bonds, registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Bond called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Bond.

Section 1408.              Bonds Redeemed in Part.

         Any Bond which is to be redeemed only in part shall be surrendered (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Bond without service charge, a new Bond or Bonds, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered.

                                   ARTICLE XV

                                  SINKING FUND

Section 1501.              Sinking Fund Payments.

         As and for a Sinking Fund for the retirement of the Bonds, the Company will, until all Bonds are paid or payment thereof provided for, deposit in accordance with Section 1406, prior to September 25, in each year commencing with the year 2003 an amount in cash sufficient to redeem on such September 25, $4,687,500 principal amount of Bonds in the years 2003 through 2018 at the Redemption Price specified in the form of Bond hereinbefore set forth for redemption through the operation of the Sinking Fund, less the amount of any credit against such payment received by the Company under Section 1502. Each such Sinking Fund payment shall be applied to the redemption of Bonds on such September 25 as herein provided. The cash amount of any Sinking Fund payment is subject to reduction as provided in Section 1502. Each Sinking Fund payment shall be applied to the redemption of Bonds on such September 25 as herein provided.

Section 1502.              Satisfaction of Sinking Fund Payments with Bonds.

         The Company (1) may deliver Bonds, (2) may apply as a credit Bonds acquired with Deposited Moneys at the request of the Company pursuant to Section 1106, and (3) may apply as a credit Bonds redeemed at the election of the Company pursuant to Section 1401 in satisfaction of all or any part of any Sinking Fund payment required to be made pursuant to Section 1501, provided that such Bonds have not been previously so credited. Each such Bond shall be received or credited for such purpose by the Trustee at the then current Redemption Price specified in the form of Bond hereinbefore set forth for redemption through the operation of the Sinking Fund and the amount of such Sinking Fund payment shall be reduced accordingly.

Section 1503.              Redemption of Bonds for Sinking Fund.

         On or before January 1, in each year, commencing with the year 2003 to and including the year 2018, the Company will deliver to the Trustee an Officers' Certificate specifying the portions of the next ensuing Sinking Fund payment which are to be satisfied by payment of cash, by delivery of Bonds or by crediting Bonds, and will also deliver to the Trustee the Bonds to be so delivered. Such Officers' Certificate shall also state that the Bonds forming the basis of any such credit do not include any Bonds which have been previously credited against any Sinking Fund payment. The Trustee shall, upon the receipt of such Officers' Certificate, select the Bonds to be redeemed upon the next ensuing September 25 in the manner specified in Section 1404 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1405. Such notice having been duly given, the redemption of such Bonds shall be made upon the terms and in the manner stated in Sections 1407 and 1408.



                                    * * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            MIDLAND ENTERPRISES INC.


                                            By____________________________



                                            THE CHASE MANHATTAN BANK


                                            By____________________________
                                      ss.:

         At                         on this     day of           , 1998, before
 me appeared                            and                  , to me personally
known, who, being by me duly sworn did say that he is                    , of
Midland Enterprises Inc., and that the said instrument was signed and sealed by him on behalf of said Corporation by authority of its Board of Directors, and the said acknowledged said instrument to be the free act and deed of said Corporation.


                                              ------------------------------
                                                       Notary Public
                                              MY COMMISSION EXPIRES

(NOTARIAL SEAL)

                                      ss.:

         At                         on this      day of           , 1998, before
me appeared                            and                  , to me personally
known, who, being by me duly sworn did say that (s)he is                   , of
The Chase Manhattan Bank, and that the said instrument was signed and sealed by her/him on behalf of said Bank by authority of its Board of Directors and the said acknowledged said instrument to be the free act and deed of said Bank.


                                              ------------------------------
                                                       Notary Public
                                              MY COMMISSION EXPIRES

(NOTARIAL SEAL)

                                   SCHEDULE A

         [Vessels covered by this Indenture]



Dry Cargo Barges (with covers)


Dry Cargo Barges (without covers)


Towboats -- River